As filed with the Securities and Exchange Commission on
                              November 16, 1999
                                          Registration No. 33-17486
                                                           811-5346
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                            ----------------

                                FORM N-1A
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          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/
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                        Pre-Effective Amendment No.               /   /
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                     Post-Effective Amendment No. 22              /X/
                                   and                           ----
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          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY    /X/
                               ACT OF 1940                      ----
                                                                ----
                            Amendment No. 23                    /X/
                    (Check appropriate box or boxes)           ----

                            ---------------
                        PUTNAM VARIABLE TRUST
         (Exact name of registrant as specified in charter)

         One Post Office Square, Boston, Massachusetts 02109
             (Address of principal executive offices)

         Registrant's Telephone Number, including Area Code
                            (617) 292-1000
                         --------------------

          It is proposed that this filing will become effective
                         (check appropriate box)

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/   /     immediately upon filing pursuant to paragraph (b)
----
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/    /    on (date) pursuant to paragraph (b)
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/    /    60 days after filing pursuant to paragraph (a)(1)
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/    /    on (date) pursuant to paragraph (a)(1)
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/ X /     75 days after filing pursuant to paragraph (a)(2)
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/    /    on (date) pursuant to paragraph (a)(2) of Rule 485.
----

If appropriate, check the following box:
 ----
/   /     this post-effective amendment designates a new
---- effective date for a previously filed post-effective amendment.
                               -----------
                     JOHN R. VERANI, Vice President
                          PUTNAM VARIABLE TRUST
                         One Post Office Square
                       Boston, Massachusetts 02109
                 (Name and address of agent for service)
                             ---------------
                                 Copy to:
                        JOHN W. GERSTMAYR, Esquire
                              ROPES & GRAY
                         One International Place
                       Boston, Massachusetts 02110
                           -------------------
This Post-Effective Amendment relates solely to the Registrant's Putnam VT American Government Income Fund series and Putnam VT Growth Opportunities Fund series. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

PROSPECTUS
January 31, 2000

PUTNAM VARIABLE TRUST
Class IA Shares

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Fund
Putnam VT Growth Opportunities Fund

Income
Putnam VT American Government Income Fund

This prospectus explains what you should know about the funds of Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2 Fund summaries (including Goal, Main investment strategies and Main risks) 3 What are the funds' main investment strategies and related risks?
5 Who manages the funds?
6 How to buy and sell fund shares
6 How do the funds price their shares?
7 Fund distributions and taxes

FUND SUMMARIES

The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in either of the funds. A fund may not achieve its goals, and neither of the funds is, nor together are they, intended as a complete investment program. An investment in either fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The fund invests in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The fund invests mainly in large companies.

MAIN RISKS
* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.
* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

GOAL
The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES - U.S. GOVERNMENT BONDS
We invest mostly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are a combination of securities backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, and those that are backed only by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated, at the time of purchase, AAA (or its equivalent) by a nationally recognized securities rating agency, or if unrated, that we determined to be of comparable quality.

MAIN RISKS
* The risk that movements in the securities markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.
* The risk that the issuers of the fund's investments will not make timely payments of interest and principal.
* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES AND RELATED RISKS?

The funds are generally managed in styles similar to other open-end investment companies that we manage and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Related Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to both funds. In addition, the "Fund summaries" contain important information about the funds. Investors are urged to read the fund summaries and both parts of the section that follows for complete information about the funds.

PUTNAM VT GROWTH OPPORTUNITIES FUND

We pursue the fund's goal by investing mainly in growth stocks.
We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

* Growth stocks.     These are stocks of companies whose earnings
we believe are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

We pursue the fund's goal by investing mainly in U.S. government bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income the fund receives from it, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages.
The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

* Frequent trading. The funds may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, the funds may make other types of investments, and may be subject to other risks, as described in the Trust's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

WHO MANAGES THE FUNDS?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. Putnam VT Growth Opportunities Fund pays Putnam Management a quarterly management fee for these services at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion and 0.42% of any excess thereafter. Putnam VT American Government Income Fund pays Putnam Management a quarterly management fee for these services at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2000 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over at least the last five years is also shown.

Manager               Since            Experience
Putnam VT Growth  Opportunities Fund
C. Beth Cotner
Managing Director     2000             Employed by Putnam Management since
                                       1995.  Prior to September 1995,
                                       Ms. Cotner was employed at Kemper
                                       Financial Services.

Jeffrey R. Lindsey
Senior Vice President 2000             Employed by Putnam Management since 1994.

David J. Santos
Senior Vice President 2000             Employed by Putnam Management since 1986.

Putnam VT American Government Income Fund
Kevin Cronin
Managing Director     2000             Employed by Putnam Management since
                                       1997.  Prior to February 1997,
                                       Mr. Cronin was employed at MFS
                                       Investment Management.

Michael Martino
Managing Director     2000             Employed by Putnam Management since 1994.

YEAR 2000 ISSUES. The funds could be adversely affected if the computer systems used by us and the funds' other service providers do not properly process and calculate the date-related information relating to the beginning of this century and the end of the last. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, we are working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

HOW TO BUY AND SELL FUND SHARES

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. The funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW DO THE FUNDS PRICE THEIR SHARES?

The price of a fund's shares is based on its net asset value
(NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

FUND DISTRIBUTIONS AND TAXES

Each of the funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FOR MORE INFORMATION ABOUT THE FUNDS OF PUTNAM VARIABLE TRUST

The Trust's statement of additional information (SAI) with respect to Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund includes additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of the SAI, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the funds on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number.

PUTNAM INVESTMENTS

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109
     1-800-225-1581

     ADDRESS CORRESPONDENCE TO
     PUTNAM INVESTOR SERVICES
     P.O. BOX 989
     BOSTON, MASSACHUSETTS 02103

     www.putnaminv.com

     File No. 811-5346

PROSPECTUS
January 31, 2000

PUTNAM VARIABLE TRUST
Class IB Shares

Putnam Variable Trust (the "Trust") offers shares of beneficial interest in separate investment portfolios (collectively, the "funds") for purchase by separate accounts of various insurance companies. The funds, which have different investment objectives and policies, offered by this prospectus are:

Growth Fund
Putnam VT Growth Opportunities Fund

Income Fund
Putnam VT American Government Income Fund

This prospectus explains what you should know about the funds of Putnam Variable Trust listed above, which are available for purchase by separate accounts of insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, Inc. (Putnam Management), which has managed mutual funds since 1937, manages the funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2 Fund summaries (including Goal, Main investment strategies and Main risks) 3 What are the funds' main investment strategies and related risks?
5 Who manages the funds?
6 How to buy and sell fund shares
6 Distribution Plan
7 How do the funds price their shares?
7 Fund distributions and taxes

FUND SUMMARIES

The following summaries identify each fund's goal, principal investment strategies and the main risks that could adversely affect the value of a fund's shares and the total return on your investment. More detailed descriptions of the funds, including the risks associated with investing in the funds, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in either of the funds. A fund may not achieve its goals, and neither of the funds is, nor together are they, intended as a complete investment program. An investment in either fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PUTNAM VT GROWTH OPPORTUNITIES FUND

GOAL
The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES - GROWTH STOCKS
The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings we believe are likely to grow faster than the economy as a whole. Growth in a company's earnings may lead to an increase in the price of its stock. The fund invests in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. The fund invests mainly in large companies.

MAIN RISKS
* The risk of loss from investing in fewer issuers than a fund that invests more broadly. This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.
* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.
* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

GOAL
The fund seeks high current income with preservation of capital as its secondary objective.

MAIN INVESTMENT STRATEGIES - U.S. GOVERNMENT BONDS
We invest mostly in bonds that

* are obligations of the U.S. government, its agencies and instrumentalities,

* are a combination of securities backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, and those that are backed only by the credit of a federal agency or government sponsored entity, such as Fannie Mae mortgage-backed bonds, and

* have intermediate to long-term maturities (three years or longer).

We may also invest in mortgage-backed investments of private issuers rated, at the time of purchase, AAA (or its equivalent) by a nationally recognized securities rating agency, or if unrated, that we determined to be of comparable quality.

MAIN RISKS
* The risk that movements in the securities markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.
* The risk that the issuers of the fund's investments will not make timely payments of interest and principal.
* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES AND RELATED RISKS?

The funds are generally managed in styles similar to other open-end investment companies that we manage and whose shares are generally offered to the public. These other Putnam funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart funds invest, and consequently will not have identical portfolios or experience identical investment results. Any investment carries with it some level of risk that generally reflects its potential for reward.

The first part of this section describes the investment strategies and related risks that are particular to each of the funds. The second part of this section (Common Investment Strategies and Related Risks) provides additional information on the investment strategies described in part one of the section. It discusses investment strategies and related risks that are common to both funds. In addition, the "Fund summaries" contain important information about the funds. Investors are urged to read the fund summaries and both parts of the section that follows for complete information about the funds.

PUTNAM VT GROWTH OPPORTUNITIES FUND

We pursue the fund's goal by investing mainly in growth stocks.
We will consider, among other things, a company's financial strength, competitive position in its industry, and projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

* Growth stocks.     These are stocks of companies whose earnings
we believe are likely to grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it.

* Foreign investments. We may invest in securities of foreign issuers. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND

We pursue the fund's goal by investing mainly in U.S. government bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

* Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of income the fund receives from it, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

* Mortgage-backed investments. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages.
The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

* Frequent trading. The funds may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

* Other investments. In addition to the main investment strategies described above, the funds may make other types of investments, and may be subject to other risks, as described in the Trust's statement of additional information (SAI).

* Alternative strategies. At times we may judge that market conditions make pursuing a fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the affected fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trust's Trustees may change the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

WHO MANAGES THE FUNDS?

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam Management's address is One Post Office Square, Boston, MA 02109. Putnam VT Growth Opportunities Fund pays Putnam Management a quarterly management fee for these services at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion and 0.42% of any excess thereafter. Putnam VT American Government Income Fund pays Putnam Management a quarterly management fee for these services at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2000 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the relevant fund's portfolio since the years shown below. Their experience as either portfolio managers or investment analysts over at least the last five years is also shown.

Manager                Since          Experience
Putnam VT Growth Opportunities Fund
C. Beth Cotner
Managing Director      2000           Employed by Putnam Management since
                                      1995.  Prior to September 1995, Ms.
                                      Cotner was employed at Kemper Financial
                                      Services.
Jeffrey R. Lindsey
Senior Vice President  2000           Employed by Putnam Management since 1994.

David J. Santos
Senior Vice President  2000           Employed by Putnam Management since 1986.

Putnam VT American Government Income Fund
Kevin Cronin
Managing Director      2000           Employed by Putnam Management since
                                      1997.  Prior to February 1997,
                                      Mr. Cronin was employed at MFS
                                      Investment Management.
Michael Martino
Managing Director      2000           Employed by Putnam Management since 1994.

YEAR 2000 ISSUES. The funds could be adversely affected if the computer systems used by us and the funds' other service providers do not properly process and calculate the date-related information relating to the beginning of this century and the end of the last. While year 2000-related computer problems could have a negative effect on a fund, both in its operations and in its investments, we are working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.

HOW TO BUY AND SELL FUND SHARES

The Trust has an underwriting agreement relating to the funds with Putnam Mutual Funds, One Post Office Square, Boston, Massachusetts 02109. Putnam Mutual Funds presently offers shares of each fund of the Trust continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Mutual Funds accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Mutual Funds may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of a fund must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

Please check with your insurance company to determine which funds are available under your variable annuity contract or variable life insurance policy. The funds may not be available in your state due to various insurance regulations. Inclusion in this prospectus of a fund that is not available in your state is not to be considered a solicitation. This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The funds currently do not foresee any disadvantages to policyowners arising out of the fact that the funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.

Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan with respect to class IB shares to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the class IB shares, including the payments to insurance companies and their affiliated dealers mentioned below. The plans provide for payments by each fund to Putnam Mutual Funds at the annual rate (expressed as a percentage of average net assets) of up to 0.35% on class IB shares. The Trustees currently limit payments on class IB shares to 0.15% of average net assets.

Putnam Mutual Funds compensates insurance companies (or affiliated broker-dealers) whose separate accounts invest in the Trust through class IB shares for providing services to their contract holders investing in the Trust.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.15% of the average net asset value of class IB shares.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the Distribution Plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW DO THE FUNDS PRICE THEIR SHARES?

The price of a fund's shares is based on its net asset value
(NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

Each fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect each fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of each fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of each fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

FUND DISTRIBUTIONS AND TAXES

Each of the funds will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of such funds unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each fund intends to comply with these requirements. If a fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

Each fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments.
In that case, a fund's yield on those securities would be decreased.

A fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FOR MORE INFORMATION ABOUT THE FUNDS OF PUTNAM VARIABLE TRUST

The Trust's statement of additional information (SAI) with respect to Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund includes additional information about the funds. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. You may get free copies of the SAI, request other information about the funds and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the funds, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the funds on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number.

PUTNAM INVESTMENTS

     ONE POST OFFICE SQUARE
     BOSTON, MASSACHUSETTS 02109
     1-800-225-1581

     ADDRESS CORRESPONDENCE TO
     PUTNAM INVESTOR SERVICES
     P.O. BOX 989
     BOSTON, MASSACHUSETTS 02103

     www.putnaminv.com

     File No. 811-5346

                  PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
                    PUTNAM VT GROWTH OPPORTUNITIES FUND

                   TWO SERIES OF PUTNAM VARIABLE TRUST
                                 FORM N-1A
                                   PART B

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              JANUARY 31, 2000

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of the funds dated January 31, 2000, as revised from time to time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If the funds have more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the funds' prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the funds' prospectus, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

     TABLE OF CONTENTS

DEFINITIONS    B-2
TRUST ORGANIZATIONS AND CLASSIFICATION  B-2
INVESTMENT OBJECTIVES AND POLICIES B-3
TAXES     B-26
INVESTMENT RESTRICTIONS  B-28
MANAGEMENT     B-30
INVESTMENT PERFORMANCE OF THE TRUST     B-43
DETERMINATION OF NET ASSET VALUE   B-43
DISTRIBUTION PLAN   B-44
SUSPENSION OF REDEMPTIONS     B-45
SHAREHOLDER LIABILITY    B-45
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS  B-45

PUTNAM VARIABLE TRUST
     SAI DEFINITIONS

The "Trust"    --   Putnam Variable Trust.
"Putnam Management" --   Putnam Investment Management, Inc., the
Trust's investment manager.
"Putnam Mutual Funds"    --   Putnam Mutual Funds Corp., the
Trust's principal underwriter.
"Putnam Fiduciary Trust  --   Putnam Fiduciary Trust Company,
 Company"                     the Trust's custodian.
"Putnam Investor Services"    --   Putnam Investor Services, a
division of Putnam Fiduciary Trust Company, the Trust's investor servicing agent.

TRUST ORGANIZATION AND CLASSIFICATION

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 1, 1997, the Trust was known as Putnam Capital Manager Trust. As of the date of this SAI, Putnam Investments owned 100% of the shares of the Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund and therefore may be deemed to "control" these funds.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into twenty-four series of shares, each representing a separate investment portfolio which is being offered to separate accounts of various insurance companies. Each portfolio is a diversified investment company.

Any series of shares of the Trust may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Shares of each series are currently divided into two classes: class IA shares and class IB shares. Class IB shares are subject to fees imposed pursuant to a distribution plan. The funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

The two classes of shares are offered under a multiple class distribution system approved by the Trust's Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. The insurance company issuing a variable contract selects the class of shares in which the separate account funding the contract invests.

Each share has one vote, with fractional shares voting proportionately. Shares vote as a single class without regard to series or classes of shares except (i) when required by the 1940 Act, or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only the shareholders of such series or class shall be entitled to vote. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the portfolio were liquidated, would receive the net assets of the portfolio. The Trust may suspend the sale of shares of any portfolio at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Each of Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, each fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) nor may it purchase more than 10% of the voting securities of any such issuer. The remaining 25% of its total assets is not subject to this restriction. To the extent each fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Shares of the funds may only be purchased by an insurance company separate account. For matters requiring shareholder approval, you may be able to instruct the insurance company separate account how to vote the fund shares attributable to your contract or policy. See the Voting Rights section of your insurance product prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The Trust consists of twenty-four separate investment portfolios (the "funds") with differing investment objectives and policies. The investment objectives and policies of the funds are described in the prospectus offering such funds. This SAI contains the investment restrictions of Putnam VT American Government Income Fund and Putnam VT Growth Opportunities Fund. It also contains information concerning certain investment practices in which some or all of the twenty-four funds may engage. The prospectus indicates which practices are applicable to each fund that it offers.

Except as described below under "Investment Restrictions of the Trust," the investment policies described in the prospectus and in this SAI are not fundamental, and the Trustees may change such policies without shareholder approval. As a matter of policy, the Trustees would not materially change the funds' investment objectives without shareholder approval.

SHORT-TERM TRADING

In seeking a fund's objective or objectives, Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. As a result of a fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities - excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in a fund's portfolio.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The funds' investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the funds may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The funds' investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The funds may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

LOWER-RATED SECURITIES

A fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the prospectus. The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a fund more volatile and could limit a fund's ability to sell its securities at prices approximating the values
the fund had placed on such securities.   In the absence of a
liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the prospectus for a description of security ratings.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective or objectives.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default under such securities, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, each fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which a fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

A fund may at times invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds identified in the prospectus, unless otherwise specified in the prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently in cash. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders, even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate other investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

INVESTMENTS IN PREMIUM SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in premium securities, it may do so without limit.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

Unless otherwise specified in the prospectus or elsewhere in this SAI, if a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. None of the funds, however, currently intends to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

PRIVATE PLACEMENTS

Each fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

LOAN PARTICIPATIONS

A fund may invest in "loan participations." By purchasing a loan participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which a fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in a fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which a fund may invest are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's and the original lending institutions credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests. In a novation, a fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. A fund assumes the position of a co-lender with other syndicate members. As an alternative, a fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, a fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. A fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to a fund such payments and to enforce a fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a fund from receiving principal, interest, and other amounts with respect to the underlying loan. When a fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a fund may also involve loans made in foreign currencies. A fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

To the extent described in the prospectus, each fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Each fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be able to realize the rate of return it expected.

MORTGAGE-BACKED SECURITIES ARE LESS EFFECTIVE THAN OTHER TYPES OF SECURITIES AS A MEANS OF "LOCKING IN" ATTRACTIVE LONG-TERM INTEREST RATES. ONE REASON IS THE NEED TO REINVEST PREPAYMENTS OF PRINCIPAL; ANOTHER IS THE POSSIBILITY OF SIGNIFICANT UNSCHEDULED PREPAYMENTS RESULTING FROM DECLINES IN INTEREST RATES. THESE PREPAYMENTS WOULD HAVE TO BE REINVESTED AT LOWER RATES. AS A RESULT, THESE SECURITIES MAY HAVE LESS POTENTIAL FOR CAPITAL APPRECIATION DURING PERIODS OF DECLINING INTEREST RATES THAN OTHER SECURITIES OF COMPARABLE MATURITIES, ALTHOUGH THEY MAY HAVE A SIMILAR RISK OF DECLINE IN MARKET VALUE DURING PERIODS OF RISING INTEREST RATES. PREPAYMENTS MAY ALSO SIGNIFICANTLY SHORTEN THE EFFECTIVE MATURITIES OF THESE SECURITIES, ESPECIALLY DURING PERIODS OF DECLINING INTEREST RATES. CONVERSELY, DURING PERIODS OF RISING INTEREST RATES, A REDUCTION IN PREPAYMENTS MAY INCREASE THE EFFECTIVE MATURITIES OF THESE SECURITIES, SUBJECTING THEM TO A GREATER RISK OF DECLINE IN MARKET VALUE IN RESPONSE TO RISING INTEREST RATES THAN TRADITIONAL DEBT SECURITIES, AND, THEREFORE, POTENTIALLY INCREASING THE VOLATILITY OF A FUND.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to allocate the risk of prepayment among investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. A fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

STRUCTURED NOTES

Each fund may invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class.
Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest, often because of restrictions imposed by local laws.

SECURITIES LOANS

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.

A fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, that fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

Each fund (other than Putnam VT Money Market Fund, which may enter into repurchase agreements without limit) may enter into repurchase agreements on up to 25% of its total assets. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers approved by the Trustees and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. Each fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with a fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as a fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. Each fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. A fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. A fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration.
If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, the Options Clearing Corporation may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, a fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration date in order to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

None of the funds intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. A fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS.
Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of fixed-income securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its fixed-income securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the fixed-income securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the direction
of the market.   For example, it is possible that, where a fund
has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities.
It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, a fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

A fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

FOREIGN INVESTMENTS

A fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares (other than Putnam VT Money Market Fund) may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, a fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection
with investments in "emerging markets."   For example, political
and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of a fund's investments in emerging markets and the availability to a fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

Unless otherwise specified in the prospectus or this SAI, a fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, a fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, a fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

A FUND MAY PURCHASE OR SELL A FOREIGN CURRENCY ON A SPOT (OR CASH) BASIS AT THE PREVAILING SPOT RATE IN CONNECTION WITH THE
SETTLEMENT OF TRANSACTIONS IN PORTFOLIO SECURITIES DENOMINATED IN THAT FOREIGN CURRENCY. IF CONDITIONS WARRANT, FOR TRANSACTION HEDGING PURPOSES A FUND MAY ALSO ENTER INTO CONTRACTS TO PURCHASE OR SELL FOREIGN CURRENCIES AT A FUTURE DATE ("FORWARD CONTRACTS") AND PURCHASE AND SELL FOREIGN CURRENCY FUTURES CONTRACTS. A FOREIGN CURRENCY FORWARD CONTRACT IS A NEGOTIATED AGREEMENT TO EXCHANGE CURRENCY AT A FUTURE TIME AT A RATE OR RATES THAT MAY BE HIGHER OR LOWER THAN THE SPOT RATE. FOREIGN CURRENCY FUTURES CONTRACTS ARE STANDARDIZED EXCHANGE-TRADED CONTRACTS AND HAVE MARGIN REQUIREMENTS. IN ADDITION, FOR TRANSACTION HEDGING
PURPOSES A FUND MAY ALSO PURCHASE OR SELL EXCHANGE-LISTED AND OVER-THE-COUNTER CALL AND PUT OPTIONS ON FOREIGN CURRENCY FUTURES CONTRACTS AND ON FOREIGN CURRENCIES. A FUND MAY ALSO ENTER INTO CONTRACTS TO PURCHASE OR SELL FOREIGN CURRENCIES AT A FUTURE DATE ("FORWARD CONTRACTS") AND PURCHASE AND SELL FOREIGN CURRENCY FUTURES CONTRACTS.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund.

Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

For transaction hedging purposes, a fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

A fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets.
In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions" above.

A fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency will not assist the fund in meeting its objective. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

THE DECISION AS TO WHETHER AND TO WHAT EXTENT A FUND WILL ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING MARKET CONDITIONS, THE COMPOSITION OF THE FUND'S PORTFOLIO AND THE AVAILABILITY OF SUITABLE TRANSACTIONS. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT A FUND WILL ENGAGE IN FOREIGN CURRENCY EXCHANGE TRANSACTIONS AT ANY GIVEN TIME OR FROM TIME TO TIME.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

POSITIONS IN THE FOREIGN CURRENCY FUTURES CONTRACTS MAY BE CLOSED OUT ONLY ON AN EXCHANGE OR BOARD OF TRADE WHICH PROVIDES A SECONDARY MARKET IN SUCH CONTRACTS. ALTHOUGH A FUND INTENDS TO PURCHASE OR SELL FOREIGN CURRENCY FUTURES CONTRACTS ONLY ON EXCHANGES OR BOARDS OF TRADE WHERE THERE APPEARS TO BE AN ACTIVE SECONDARY MARKET, THERE IS NO ASSURANCE THAT A SECONDARY MARKET ON AN EXCHANGE OR BOARD OF TRADE WILL EXIST FOR ANY PARTICULAR CONTRACT OR AT ANY PARTICULAR TIME. IN SUCH EVENT, IT MAY NOT BE POSSIBLE TO CLOSE A FUTURES POSITION AND, IN THE EVENT OF ADVERSE PRICE MOVEMENTS, THE FUND WOULD CONTINUE TO BE REQUIRED TO MAKE DAILY CASH PAYMENTS OF VARIATION MARGIN.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

A FUND WILL ONLY PURCHASE OR WRITE FOREIGN CURRENCY OPTIONS WHEN PUTNAM MANAGEMENT BELIEVES THAT A LIQUID SECONDARY MARKET EXISTS FOR SUCH OPTIONS. THERE CAN BE NO ASSURANCE THAT A LIQUID SECONDARY MARKET WILL EXIST FOR A PARTICULAR OPTION AT ANY SPECIFIC TIME. OPTIONS ON FOREIGN CURRENCIES ARE AFFECTED BY ALL OF THOSE FACTORS WHICH INFLUENCE FOREIGN EXCHANGE RATES AND INVESTMENTS GENERALLY.

SETTLEMENT PROCEDURES. Settlement procedures relating to a fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

SWAP AGREEMENTS

The funds may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. A fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the investing fund approximately the same return as it would have realized if it had owned the security or index directly.

A fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the funds, or the fund may be unable to close out their positions under such transactions at the same time, or at the same price, as if they purchased comparable publicly traded securities.

DERIVATIVES

Certain of the instruments in which the funds may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about specific derivatives and the risks involved in their use is included elsewhere in the prospectus or in this SAI.

YEAR 2000

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year 2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this so-called "year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

TAXES

TAXATION OF THE TRUST. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) Distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) Diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Internal Revenue Service regulations applicable to variable annuity and variable life insurance separate accounts generally require that portfolios that serve as the funding vehicles for such separate accounts invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies described above and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Each of the funds intends to comply with these requirements. Please refer to the prospectus of the separate accounts that hold interests in the funds for a discussion of the tax consequences of variable annuity and variable life contracts.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be
subject to a 4% excise tax on the undistributed amounts.   A fund
is exempt from this distribution requirement and excise tax if at all times during the calendar year each shareholder in the fund was "a segregated asset account of a life insurance company held in connection with variable contracts."

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements incorporated by reference into this SAI.

FOREIGN SECURITIES. A fund's investment in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on these securities would be decreased.

INVESTMENT BY A FUND IN "PASSIVE FOREIGN INVESTMENT COMPANIES" COULD SUBJECT THE FUND TO A U.S. FEDERAL INCOME TAX OR OTHER CHARGE ON THE PROCEEDS FROM THE SALE OF ITS INVESTMENT IN SUCH A COMPANY; HOWEVER, THIS TAX CAN BE AVOIDED BY MAKING AN ELECTION TO MARK SUCH INVESTMENTS TO MARKET ANNUALLY OR TO TREAT THE PASSIVE FOREIGN INVESTMENT COMPANY AS A "QUALIFIED ELECTING FUND."

The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including times when it is not advantageous to do so) to meet its distribution requirement, which may affect a fund's total return.

A "passive foreign investment company" is any foreign corporation:
(i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

This discussion of federal income tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI.

INVESTMENT RESTRICTIONS

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, WHICH MAY NOT BE CHANGED AS TO ANY FUND WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THAT FUND, THE TRUST MAY NOT AND WILL NOT TAKE ANY OF THE FOLLOWING ACTIONS WITH RESPECT TO PUTNAM VT AMERICAN GOVERNMENT INCOME FUND AND PUTNAM VT GROWTH OPPORTUNITIES
FUND:

(1)  BORROW MONEY IN EXCESS OF 33 1/3% OF THE VALUE OF ITS TOTAL
ASSETS (NOT INCLUDING THE AMOUNT BORROWED) AT THE TIME THE
BORROWING IS MADE.

(2)  UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS EXCEPT TO THE
EXTENT THAT, IN CONNECTION WITH THE DISPOSITION OF ITS PORTFOLIO
INVESTMENTS, IT MAY BE DEEMED TO BE AN UNDERWRITER UNDER CERTAIN
FEDERAL SECURITIES LAWS.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS AND MAY ENTER INTO FOREIGN EXCHANGE CONTRACTS AND OTHER FINANCIAL TRANSACTIONS NOT INVOLVING PHYSICAL COMMODITIES.

(5) MAKE LOANS, EXCEPT BY PURCHASE OF DEBT OBLIGATIONS IN WHICH THE FUND MAY INVEST CONSISTENT WITH ITS INVESTMENT POLICIES (INCLUDING WITHOUT LIMITATION DEBT OBLIGATIONS ISSUED BY OTHER PUTNAM FUNDS), BY ENTERING INTO REPURCHASE AGREEMENTS, OR BY LENDING ITS PORTFOLIO SECURITIES.

(6) WITH RESPECT TO 75% OF ITS TOTAL ASSETS, INVEST IN THE SECURITIES OF ANY ISSUER IF, IMMEDIATELY AFTER SUCH INVESTMENT, MORE THAN 5% OF THE TOTAL ASSETS OF THE FUND (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN THE SECURITIES OF SUCH ISSUER; PROVIDED THAT THIS LIMITATION DOES NOT APPLY TO OBLIGATIONS ISSUED OR GUARANTEED AS TO INTEREST OR PRINCIPAL BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES.

(7)  WITH RESPECT TO 75% OF ITS TOTAL ASSETS, ACQUIRE MORE THAN
10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ISSUER.

(8)  PURCHASE SECURITIES (OTHER THAN SECURITIES OF THE U.S.
GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES) IF, AS A RESULT OF
SUCH PURCHASE, MORE THAN 25% OF THE FUND'S TOTAL ASSETS WOULD BE
INVESTED IN ANY ONE INDUSTRY.

(9)  ISSUE ANY CLASS OF SECURITIES WHICH IS SENIOR TO THE FUND'S
SHARES OF BENEFICIAL INTEREST, EXCEPT FOR PERMITTED BORROWINGS.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund or the Trust means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     ---------------------

With respect to Putnam VT American Government Income Fund, we normally invest at least 65% of the fund's total assets in U.S.
government securities.

                    ---------------------

IT IS CONTRARY TO EACH FUND'S PRESENT POLICY, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

(1) INVEST IN (A) SECURITIES WHICH ARE NOT READILY MARKETABLE, (B) SECURITIES RESTRICTED AS TO RESALE (EXCLUDING SECURITIES DETERMINED BY THE TRUSTEES OF THE FUND (OR THE PERSON DESIGNATED BY THE TRUSTEES OF THE FUND TO MAKE SUCH DETERMINATIONS) TO BE READILY MARKETABLE), AND (C) REPURCHASE AGREEMENTS MATURING IN MORE THAN SEVEN DAYS, IF, AS A RESULT, MORE THAN 15% OF THE FUND'S NET ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN SECURITIES DESCRIBED IN (A), (B) AND (C) ABOVE.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (72), Chairman and President. Chairman and Director of Putnam Management and Putnam Mutual Funds. Director, Freeport Copper and Gold, Inc. (a mining and natural resource company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

JOHN A. HILL (57), Vice Chairman. Chairman and Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.

+WILLIAM F. POUNDS (70), Vice Chairman. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology. Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

JAMESON A. BAXTER (55), Trustee. President, Baxter Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc., ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging) and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (70), Trustee.  Chartered Financial Analyst and
Vice Chairman, North American Management Corp. (a registered investment adviser).

RONALD J. JACKSON (55), Trustee.  Former Chairman, President and
Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer).

*PAUL L. JOSKOW (51), Trustee. Professor Emeritus of Economics and Management and former Chairman of the Department of Economics, Massachusetts Institute of Technology. Director, New England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and Whitehead Institute for Biomedical Research (a non-profit research institution).

ELIZABETH T. KENNAN (61), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell Atlantic (a telecommunications company), the Kentucky Home Life Insurance Companies, Bell Atlantic, Northeast Utilities and Talbots (a distributor of women's apparel).

*LAWRENCE J. LASSER (56), Trustee and Vice President. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Investment Management, Inc. Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay.

JOHN H. MULLIN, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc. (a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+ROBERT E. PATTERSON (53), Trustee.  President and Trustee of
Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine Trust Company.

*#GEORGE PUTNAM III (47), Trustee. President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (64), Trustee.  Chairman and Chief Executive
Officer, Marsh & McLennan Companies, Inc.  Director, Trident
Partnership (a $667 million 10-year partnership with over 30 institutional investors.)

W. THOMAS STEPHENS (56), Trustee.  President and Chief Executive
Officer of MacMillan Bloedel Ltd. (a major forest products company.) Director, Qwest Communications (a fiber optics manufacturer) and New Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier
Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and Providence Journal Co.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual Funds.

+Members of the Executive Committee of the Trustees.  The
Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the fund and may exercise all of the powers of the Trustees.

#George Putnam, III is the son of George Putnam.

OFFICERS NAME (AGE)

CHARLES E. PORTER (60), Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Management.

PATRICIA C. FLAHERTY (52), Vice President. Senior Vice President of Putnam Investments, Inc. and Putnam Management.

GORDON H. SILVER (51), Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc. and Putnam
Management.

BRETT C. BROWCHUCK (36), Vice President.  Managing Director of
Putnam Management.

IAN C. FERGUSON (41), VICE PRESIDENT. Senior Managing Director of Putnam Investments, Inc., Putnam Management and Putnam Mutual
Funds.

RICHARD MONAGHAN (44), Vice President, Managing Director of Putnam Investments, Inc. and Putnam Management.

JOHN R. VERANI (59), Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Management.

JOHN D. HUGHES (64), Senior Vice President and Treasurer.

JUDITH COHEN (54), Associate Clerk.

                         -----------------

Each of the following persons is also a Vice President of the Trust and certain of the other Putnam funds, the total of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam
Investments, Inc.

ROBERT R. BECK (59) (4 FUNDS), Managing Director of Putnam
Management.

EDWARD P. BOUSA (41) (5 FUNDS), Senior Vice President of Putnam
Management.

DAVID G. CARLSON (38) (2 FUNDS), Senior Vice President of Putnam
Management.

DANA CLARK (44) (2 FUNDS), Vice President of Putnam Management.

C. BETH COTNER (47) (4 FUNDS), Managing Director of Putnam
Management.  Prior to September 1995, Ms. Cotner was employed at
Kemper Financial Services.

KEVIN M. CRONIN (38) (6 FUNDS), Managing Director of Putnam
Management.  Prior to February 1997, Mr. Cronin was employed at
MFS Investment Management.

STEVEN DEXTER (41) (2 FUNDS), Senior Vice President of Putnam
Management.  Prior to June 1999, Mr. Dexter was employed at
Scudder Kemper Inc.

JOANNE M. DRISCOLL (29) (2 FUNDS), Vice President of Putnam
Management.  Prior to April 1995, Ms. Driscoll was a Graduate
Teaching Assistant in the Finance Department at Northeastern
University.

RICHARD B. ENGLAND (41) (4 FUNDS), Senior Vice President of Putnam
Management.

ROLAND W. GILLIS (50) (6 FUNDS), Managing Director of Putnam
Management.  Prior to March 1995, Mr. Gillis was employed at
Keystone Custodian Funds, Inc.

J. PETER GRANT (57) (3 FUNDS), Senior Vice President of Putnam
Management.

OMID KAMSHAD (37) (7 FUNDS), Managing Director of Putnam
Management.  Prior to January 1996, Mr. Kamshad was employed at
Lomdard Odier International and prior to April 1995 was employed at Baring Asset Management Company.

JEFFREY A. KAUFMAN (34) (8 FUNDS), Senior Vice President of Putnam Management. Prior to August 1998, Mr. Kaufman was employed at MFS Investment Management.

DAVID L. KING (43) (4 FUNDS), Managing Director of Putnam
Management.

STEVEN L. KIRSON (39) (2 FUNDS), Senior Vice President of Putnam
Management.

D. WILLIAM KOHLI (38) (7 FUNDS), Managing Director of Putnam
Management.

DEBORAH KUENSTNER (41) (3 FUNDS), Managing Director of Putnam
Management.  Prior to March 1997, Ms. Kuenstner was employed at
Dupont Pension Fund Investment.

KENNETH W. LANG (33) (2 FUNDS), Vice President of Putnam
Management.  Prior to April 1997, Mr. Lang was employed at
Montgomery Securities.

JENNIFER E. LEICHTER (39) (5 FUNDS), Managing Director of Putnam
Management.

JEFFREY R. LINDSEY (37) (6 FUNDS), Senior Vice President of Putnam
Management.

MICHAEL MARTINO (47) (4 FUNDS), Managing Director of Putnam
Management.

KRISHNA K. MEMANI (39) (9 FUNDS), Managing Director of Putnam
Management.  Prior to September 1998, Mr. Memani was employed at
Morgan Stanley & Co.

DANIEL L. MILLER (42) (2 FUNDS), Managing Director of Putnam
Management.

JEANNE L. MOCKARD (36) (4 FUNDS), Senior Vice President of Putnam
Management.

KELLY A. MORGAN (37) (2 FUNDS), Senior Vice President of Putnam
Management.  Prior to December 1996, Ms. Morgan was employed at
Alliance Capital Management L.P.

MICHAEL J. MUFSON (36) (2 FUNDS), Senior Vice President of Putnam
Management.

HUGH H. MULLIN (37) (3 FUNDS), Senior Vice President of Putnam
Management.

JEFFREY NETOLS (46) (2 FUNDS), Senior Vice President of Putnam
Management.

STEPHEN OLER (38) (4 FUNDS), Senior Vice President of Putnam
Management.  Prior to June 1997, Mr. Oler was employed at
Templeton Investments and prior to March 1996 was employed at Baring Asset Management Co.

MARGERY C. PARKER (49) (4 FUNDS), Senior Vice President of Putnam
Management.  Prior to December 1997, Ms. Parker was employed at
Keystone Investments.

CARMEL PETERS (48) (4 FUNDS), Senior Vice President of Putnam Management. Prior to May 1997, Ms. Peters was employed at Wheelock Natwest Investment Management, Hong Kong, and prior to February 1996 was employed at Rothschild Asset Management Asia Pacific, Hong Kong.

MARK D. POLLARD (40) (3 FUNDS), Senior Vice President of Putnam
Management.

JAMES PRUSKO (33) (5 FUNDS), Senior Vice President of Putnam
Management.

DAVID J. SANTOS (42) (6 FUNDS), Senior Vice President of Putnam
Management.

ANTHONY C. SANTOSUS (41) (2 FUNDS), Senior Vice President of
Putnam Management.

JUSTIN M. SCOTT (42) (4 FUNDS), Managing Director of Putnam
Management.

EDWARD T. SHADEK, JR. (39) (2 FUNDS), Managing Director of Putnam
Management.  Prior to March 1997, Mr. Shadek was employed at
Newbold's Asset Management Co.

SHELDON N. SIMON (42) (2 FUNDS), Senior Vice President of Putnam
Management.

MICHAEL P. STACK (41) (4 FUNDS), Senior Vice President of Putnam
Management.  Prior to November 1997, Mr. Stack was employed at
Independence Investment Associates, Inc.

GEORGE W. STAIRS (50) (3 FUNDS), Senior Vice President of Putnam
Management.

LISA SVENSSON (37) (2 FUNDS), Senior Vice President of Putnam
Management.

CHARLES H. SWANBERG (51) (4 FUNDS), Senior Vice President of
Putnam Management.

ROBERT SWIFT (39) (5 FUNDS), Managing Director of Putnam
Management.  Prior to August 1995, Mr. Swift was employed at IAI
International/Hill Samuel Investments Advisors.

ROSEMARY H. THOMSEN (39) (3 FUNDS), Senior Vice President of
Putnam Management.

DAVID L. WALDMAN (33) (9 FUNDS), Managing Director of Putnam
Management.  Prior to June 1997, Mr. Waldman was employed at
Lazard Freres and prior to April 1995 was employed at Goldman
Sachs.

PAUL WARREN (39) (7 FUNDS), Senior Vice President of Putnam
Management.  Prior to May 1997, Mr. Warren was employed at IDS
Fund Management.

MANUEL WEISS (51) (5 FUNDS), Senior Vice President of Putnam
Management.

ERIC M. WETLAUFER (37) (2 FUNDS), Managing Director of Putnam
Management. Prior to November 1997, Mr. Wetlaufer was employed at Cadence Capital Management.

Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to July, 1998, Mr. Joskow was Chairman of the Department of Economics, Massachusetts Institute of Technology, and, prior to September, 1998, he was a consultant to National Economic Research Associates. Prior to 1996, Mr. Stephens was Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation. Prior to April, 1996, Mr. Ferguson was CEO at Hong Kong Shanghai Banking Corporation. Prior to February, 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership.

The Trust pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the estimated fees expected to be paid for the first full fiscal year, and the fees paid to each Trustee by all of the Putnam funds for the year ended December 31, 1998:

COMPENSATION TABLE
                                                 Pension or retirement benefits
                        Estimated Aggregate     accrued as part of fund expenses
                        compensation (1) from:              from:
                         Putnam VT     Putnam VT     Putnam VT    Putnam VT     Estimated annual    Total
                         American      Growth        American     Growth        benefits from all   compensation
                         Government    Opportunities Government   Opportunities Putnam funds        from all Putnam
TRUSTEE/YEAR             Income Fund+  Fund+         Income Fund++Fund++        upon retirement(2)  funds(3)
Jameson A. Baxter/1994      $130         $280            $0           $0         $ 95,000            $207,000(4)
Hans H. Estin/1972           122          272             0            0           95,000             182,500
John A. Hill/1985 (5)        130          301             0            0          115,000             200,500(4)
Ronald J. Jackson/1996       131          285             0            0           95,000             200,500(4)
Paul L. Joskow/1997          122          272             0            0           95,000             180,500(4)
Elizabeth T. Kennan/1992     128          278             0            0           95,000             200,500
Lawrence J. Lasser/1992      121          271             0            0           95,000             178,500
John H. Mullin, III/1997     127          285             0            0           95,000             180,500(4)
Robert E. Patterson/1984     121          268             0            0           95,000             181,500
William F. Pounds/1971 (5)   122          280             0            0          115,000             215,000
George Putnam/1957           121          271             0            0           95,000             179,500
George Putnam, III/1984      121          271             0            0           95,000             181,500
A.J.C. Smith/1986            118          265             0            0           95,000             176,500
W. Thomas Stephens           121          269             0            0           95,000             181,500(4)
W. Nicholas Thorndike/1992   122          272             0            0           95,000             182,500

+    Reflects estimated amounts to be paid for the current fiscal year.
++   For certain newly created funds, actual pension or retirement benefit information is not yet available.
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1998.
(3) As of December 31, 1998, there were 113 funds in the Putnam family.
(4) Includes compensation deferred pursuant to a Trustee
Compensation Deferral Plan.
(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in this SAI.

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in such Agreement and Declaration of Trust that such Trustees and officers have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Trustees and officers of the Trust who are also officers of Putnam Management or its affiliates or stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, transfer agency fees and custodian fees and fees paid or allowed by the Trust. As of the date of this SAI, the officers and Trustees as a group owned directly no shares of the Trust or any fund.

PUTNAM MANAGEMENT AND ITS AFFILIATES

PUTNAM MANAGEMENT IS ONE OF AMERICA'S OLDEST AND LARGEST MONEY MANAGEMENT FIRMS. PUTNAM MANAGEMENT'S STAFF OF EXPERIENCED PORTFOLIO MANAGERS AND RESEARCH ANALYSTS SELECTS SECURITIES AND CONSTANTLY SUPERVISES THE FUND'S PORTFOLIO. BY POOLING AN INVESTOR'S MONEY WITH THAT OF OTHER INVESTORS, A GREATER VARIETY OF SECURITIES CAN BE PURCHASED THAN COULD BE PURCHASED BY THE INVESTOR INDIVIDUALLY; THE RESULTING DIVERSIFICATION HELPS REDUCE INVESTMENT RISK. PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. TODAY, THE FIRM SERVES AS THE INVESTMENT MANAGER FOR THE FUNDS IN THE PUTNAM FAMILY, WITH NEARLY $222 BILLION IN ASSETS IN NEARLY 11 MILLION SHAREHOLDER ACCOUNTS AT DECEMBER 31, 1998.
AN AFFILIATE, THE PUTNAM ADVISORY COMPANY, INC., MANAGES DOMESTIC AND FOREIGN INSTITUTIONAL ACCOUNTS AND MUTUAL FUNDS, INCLUDING THE ACCOUNTS OF MANY FORTUNE 500 COMPANIES. ANOTHER AFFILIATE, PUTNAM FIDUCIARY TRUST COMPANY, PROVIDES INVESTMENT ADVICE TO INSTITUTIONAL CLIENTS UNDER ITS BANKING AND FIDUCIARY POWERS. AT DECEMBER 31, 1998, PUTNAM MANAGEMENT AND ITS AFFILIATES MANAGED OVER $294 BILLION IN ASSETS, INCLUDING OVER $20 BILLION IN TAX-EXEMPT SECURITIES AND OVER $71 BILLION IN RETIREMENT PLAN ASSETS.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of a fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the Trust and Putnam Management dated October 2, 1987, as supplemented March 2, 1990, and as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995, July 11, 1996
and as further supplemented, December 20, 1996, February 6, 1998, and July 10, 1998, March 4, 1999, July 1, 1999 and November 8, 1999, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the funds and makes investment decisions on their behalf. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Trust's portfolio securities. Putnam Management may place the Trust's portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Trust and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

The compensation payable to Putnam Management under the Management Contract for its investment management services to the funds is paid quarterly at the following annual rates of each fund's
average net assets, as determined at the close of each business day during the quarter:
Fund                                           Rate

Putnam VT American Government Income Fund
0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next
$5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% of any excess thereafter.

Putnam VT Growth Opportunities Fund
0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion and 0.42% of any excess thereafter.

The Trust pays affiliates of Putnam Management additional amounts for investor servicing and custody services.

In addition to the fee paid to Putnam Management, the Trust reimburses Putnam Management for the compensation and related expenses of certain officers of the funds and certain persons who assist them in carrying out the responsibilities of their offices. The Trust may also pay or reimburse Putnam Management for all or a part of the compensation and related expenses of one or more other officers of the Trust and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. Currently the Trust is reimbursing Putnam Management for the compensation and related expenses of the Senior Vice President and the Clerk of the Trust. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. Putnam Management pays all other salaries of officers of the Trust. The Trust pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays any cost of typesetting for its prospectuses and any cost of printing and mailing prospectuses sent to its shareholders.
Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of or connected with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management. The Management Contract may be terminated as to the Trust or as to any fund without penalty by vote of the Trustees or the shareholders of one or more Funds affected, or by Putnam Management, on 30 days' written notice. It may be amended with respect to a fund only by a vote of the shareholders of that fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect as to any fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of that fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or any fund. In each of the foregoing cases, the vote of the shareholders of any fund is the affirmative vote of a "majority of the outstanding voting securities" of such fund as defined in the Investment Company Act of 1940. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

UNDER THE MANAGEMENT CONTRACT, PUTNAM MANAGEMENT MAY REDUCE ITS COMPENSATION TO THE EXTENT THAT A FUND'S EXPENSES EXCEED SUCH LOWER EXPENSE LIMITATION AS PUTNAM MANAGEMENT MAY, BY NOTICE TO THE FUND, DECLARE TO BE EFFECTIVE. THE EXPENSES SUBJECT TO THIS LIMITATION ARE EXCLUSIVE OF BROKERAGE COMMISSIONS, INTEREST, TAXES, EXTRAORDINARY EXPENSES AND, IF THE FUND HAS A DISTRIBUTION PLAN, PAYMENTS REQUIRED UNDER SUCH PLAN. FOR THE PURPOSE OF DETERMINING ANY SUCH LIMITATION ON PUTNAM MANAGEMENT'S COMPENSATION, EXPENSES OF THE FUND SHALL NOT REFLECT THE APPLICATION OF COMMISSIONS OR CASH MANAGEMENT CREDITS THAT MAY REDUCE DESIGNATED FUND EXPENSES.

MANAGEMENT FEES

In order to limit expenses for Putnam VT American Government Income Fund, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2000 to the extent that the expenses of the fund (exclusive of brokerage, interest, taxes and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 0.90% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for each of the funds and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other agency transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Trust to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of a fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for each fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Trust (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the Trust, which are continuously offered, and shares of the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

Putnam Fiduciary Trust Company ("PFTC") is the custodian of the Trust's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by the Trust's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Trust for the benefit of that fund. The Trust expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of any fund or decides which securities a fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Trust may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Trust's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Trust pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

The fees paid by the Trust for investor servicing and custody may be reduced by credits allowed by PFTC.

INVESTMENT PERFORMANCE OF THE TRUST

STANDARD PERFORMANCE MEASURES

YIELD AND TOTAL RETURN DATA FOR THE FUNDS MAY FROM TIME TO TIME BE PRESENTED IN THE PROSPECTUS, THIS SAI AND ADVERTISEMENTS. IN THE CASE OF FUNDS WITH MORE THAN ONE CLASS OF SHARES, ALL PERFORMANCE INFORMATION IS CALCULATED SEPARATELY FOR EACH CLASS. THE DATA IS CALCULATED AS FOLLOWS.

Total return for the one-, five- and ten year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a fund at the beginning of the period, at net asset value for class IA and IB shares and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

A fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share net asset value for class IA and IB shares of the fund on the last day of the base period. The result is annualized on a compounding basis to determine the fund's yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

DETERMINATION OF NET ASSET VALUE

THE TRUST VALUES THE SHARES OF EACH FUND DAILY ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN. CURRENTLY, THE EXCHANGE IS CLOSED SATURDAYS, SUNDAYS AND THE FOLLOWING HOLIDAYS:
NEW YEAR'S DAY, REV. DR. MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, THE FOURTH OF JULY, LABOR DAY, THANKSGIVING AND CHRISTMAS. THE TRUST DETERMINES NET ASSET VALUE AS OF THE CLOSE OF REGULAR TRADING ON THE EXCHANGE, CURRENTLY 4:00 P.M. HOWEVER, EQUITY OPTIONS HELD BY A FUND ARE PRICED AS OF THE CLOSE OF TRADING AT 4:10 P.M., AND FUTURES CONTRACTS ON U.S. GOVERNMENT AND OTHER FIXED-INCOME SECURITIES AND INDEX OPTIONS HELD BY A FUND ARE PRICED AS OF THEIR CLOSE OF TRADING AT 4:15 P.M.

Each of the funds determines net asset value as follows:
Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.
All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. If any securities held by a fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the funds' net asset values. If events materially affecting the values of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

DISTRIBUTION PLAN

The Trust has adopted a distribution plan with respect to class IB shares, the principal features of which are described in the prospectus. This SAI contains additional information which may be of interest to investors.

Continuance of the plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of a fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the plan must be likewise approved by the Trustees and the Qualified Trustees. The class IB plan may not be amended in order to increase materially the costs which a fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of a fund. The class IB plan may terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of a fund, as the case may be.

Putnam Mutual Funds pays service fees to insurance companies and their affiliated dealers at the rates set forth in the Prospectus. Service fees are paid quarterly to the insurance company or dealer of record for that quarter.

Financial institutions receiving payments from Putnam Mutual Funds as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of insurance companies and securities brokers or dealers.

Except as otherwise agreed between Putnam Mutual Funds and a dealer, for purposes of determining the amounts payable to insurance companies or their affiliates, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

SUSPENSION OF REDEMPTIONS

THE TRUST MAY NOT SUSPEND SHAREHOLDERS' RIGHT OF REDEMPTION OR POSTPONE PAYMENT FOR MORE THAN SEVEN DAYS UNLESS THE NEW YORK STOCK EXCHANGE IS CLOSED FOR OTHER THAN CUSTOMARY WEEKENDS OR HOLIDAYS, OR EXCEPT, IF PERMITTED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION DURING PERIODS WHEN TRADING ON THE EXCHANGE IS RESTRICTED OR DURING ANY EMERGENCY WHICH MAKES IT IMPRACTICABLE FOR THE TRUST TO DISPOSE OF ITS SECURITIES OR TO DETERMINE FAIRLY THE VALUE OF ITS NET ASSETS, OR DURING ANY OTHER PERIOD PERMITTED BY ORDER OF THE COMMISSION FOR PROTECTION OF INVESTORS.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of that fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange
Commission filings.

                           II-101
                           Oct/28/99

                      TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS    II-1

TAXES..                                                     II-25

MANAGEMENT                                                  II-28

DETERMINATION OF NET ASSET VALUE                            II-36

HOW TO BUY SHARES                                           II-37

DISTRIBUTION PLANS                                          II-48

INVESTOR SERVICES                                           II-52

SIGNATURE GUARANTEES                                        II-56

SUSPENSION OF REDEMPTIONS                                   II-56

SHAREHOLDER LIABILITY                                       II-56

STANDARD PERFORMANCE MEASURES                               II-57

COMPARISON OF PORTFOLIO PERFORMANCE                         II-58

SECURITIES RATINGS                                          II-61

DEFINITIONS                                                 II-66

                        THE PUTNAM FUNDS
            STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                            PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in a fund's prospectus or part I of this SAI, or by applicable law, the fund may engage in each of the practices described below.
Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United
States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of
nationalization or expropriation of assets, are
typically increased in connection with investments in
"emerging markets."   For example, political and
economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of the fund's investments in emerging markets and the availability to the fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to manage its exposure to foreign currencies. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S.
dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate.
Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.
The fund may also enter into contracts to purchase or sell foreign currencies at a future date
("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S.
dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in overthe-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time.
Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S.
and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.
Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S.
issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies.
Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written.
The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker.
Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.
Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy.
Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements.
For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so.
There is no assurance that the fund
will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options
Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.
As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.
The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.
In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

INVESTMENTS IN MISCELLANEOUS FIXED-INCOME SECURITIES

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities
(IOs and POs), it may do so without
limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

LOWER-RATED SECURITIES

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.
The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.
Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's
Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See
"Securities ratings."

Like those of other fixed-income securities, the values of lowerrated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries.
Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.
Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam
Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default of such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal
Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash.
Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This may be particularly true with respect to taxexempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.


LOAN PARTICIPATIONS

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower.

The loans in which the fund may invest are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam
Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam
Management's, and the original lending institution's, credit analysis of the borrower.

Loan participations may be structured in different forms, including novations, assignments, and participating interests.
In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest, and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, but must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest, and other amounts with respect to the underlying loan.
When the fund is required to rely upon a lending institution to pay to the fund principal, interest, and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities.
Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

FLOATING RATE AND VARIABLE RATE DEMAND NOTES

Certain funds may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.
Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

MORTGAGE RELATED AND ASSET-BACKED SECURITIES

The fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

The fund may also invest in asset-backed securities.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities.
In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities.
Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgagerelated securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.
Prepayments may also
significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs.
CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOS of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid.
If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.
Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans.
The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgagebacked securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

STRUCTURED NOTES

A fund may be able to invest in so-called structured notes. These securities are generally derivative instruments whose value is tied to an underlying index or other security or asset class. Such structured notes may include, for example, notes that allow a fund to invest indirectly in certain foreign investments which the fund would otherwise would not be able to directly invest often because of restrictions imposed by local laws.

TAX-EXEMPT SECURITIES

GENERAL DESCRIPTION.  As used in this SAI, the term
"Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the appropriate state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities.
Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

PARTICIPATION INTERESTS (MONEY MARKET FUNDS ONLY).
The Money Market Fund may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The Money Market Fund may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue
Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. The
Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

STAND-BY COMMITMENTS. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Taxexempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

YIELDS. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"MORAL OBLIGATION" BONDS. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

MUNICIPAL LEASES. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain
"non-
appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.
In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of nonappropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

ADDITIONAL RISKS. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

CONVERTIBLE SECURITIES

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.
Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

PRIVATE PLACEMENTS

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.
At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.
Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam
Management may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.


FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures
Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.
If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts.
Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED
OPTIONS. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS.
U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam
Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S.
Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its taxexempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the taxexempt securities held in its portfolio.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock
Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P
500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.
Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P
500 is at $152 on that future date, the fund will lose
$1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date.
Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves.
Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices.
The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

SHORT-TERM TRADING

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam
Management believes it
appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the fund has owned the security.
From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities.
If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when
Putnam Management considers a change in the fund's portfolio.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

REPURCHASE AGREEMENTS

The fund (except for Putnam Money Market Fund) may enter into repurchase agreements, amounting to not more than 25% of its total assets. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S.
government or its agencies or instrumentalities.
Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

RESTRICTED SECURITIES

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

FORWARD COMMITMENTS

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced
("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate.
Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets.
Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.
If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

SWAP AGREEMENTS

The fund may enter into swap agreements and other types of overthe-counter transactions with broker-dealers or other financial institutions, in which its investment return will depend on the change in value of a specified security or index. The fund would typically receive from the counterparty the amount of any increase, and pay to the counterparty the amount of any decrease, in the value of the underlying security or index. The contracts would thus, absent the failure of the counterparty to complete its obligations, provide to the fund approximately the same return as it would have realized if it had owned the security or index directly.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund.
Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.


DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives."
Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index.
Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates.

YEAR 2000

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer systems. To the extent that the systems used by the funds or their service providers cannot distinguish between the year 1900 and the year
2000 or have other operating difficulties as a result of the year 2000, the operations of and services provided to the funds and their shareholders could be adversely impacted. Putnam Management and its affiliates have reported that each expects to modify its systems, as necessary, to address this socalled
"year 2000 problem," and will, on behalf of the funds, inquire as to the year 2000 compliance of the funds' other major service providers. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected. Similarly, companies in which the funds invest may also experience "year 2000 problems," which could ultimately result in losses to a fund to the extent that the securities of any such company decline in value as a result of a "year 2000 problem."

EURO CONVERSION

Eleven member countries of the European Economic and Monetary Union (the "EMU") have qualified for conversion of their national currencies to the euro on January 1, 1999. The euro is a common currency that is expected to eventually be used as the sole currency for these countries and other EMU members that wish to convert to the euro. National currencies will remain for the converting countries through at least July of 2002 while the full transition to the euro in the countries involved in the conversion occurs. Possible consequences to funds that invest in securities denominated in any of the national currencies affected include the risks that: (i) the unification of economic and monetary policies underpinning the currency unification may increase the potential for similarities in the movements of markets in the European countries converting to the euro, (ii) contracts (including contracts regarding currency transactions) denominated in (or tied to) those currencies may become more difficult to enforce, and that (iii) companies in which the funds invest may be adversely affected by their failure (or the failure of other companies with which they do business) to adequately address the operational aspects of the conversion.

Like other financial and business organizations, the funds depend on the proper function of their service providers' computer and other systems. The funds could be adversely affected if the computer or other systems used by Putnam Management and the funds' other service providers cannot appropriately account for the conversion to the euro. Putnam Management and its affiliates expect that their systems will be able to address this issue without any material interruption of service. However, there can be no assurance that the operations of and services provided to the funds and their shareholders will not be adversely affected.
Similarly, companies in which the funds invest may also experience similar problems in dealing with the conversion to the euro, which could result in losses to the funds.


TAXES

TAXATION OF THE FUND. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income
(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

FUND DISTRIBUTIONS.  Distributions from the fund
(other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains.
Distributions of net capital gains (that is, the excess of net gains from capital assets held more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

EXEMPT-INTEREST DIVIDENDS. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exemptinterest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes.
If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as taxexempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as taxexempt for any particular distribution may be substantially different from the percentage of the fund's income that was taxexempt during the period covered by the distribution.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into shortterm capital gains or convert short-term capital losses into longterm capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currencydenominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

RETURN OF CAPITAL DISTRIBUTIONS. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CAPITAL LOSS CARRYOVER. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED
HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.
A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.
Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest
(including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss.
However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.
Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

BACKUP WITHHOLDING. The fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

MANAGEMENT

TRUSTEES NAME (AGE)

*+GEORGE PUTNAM (72), Chairman and President.
Chairman and Director of Putnam Management and Putnam
Mutual Funds.  Director, Freeport Copper and Gold,
Inc. (a mining and natural resource
company), Houghton Mifflin Company (a major publishing company) and Marsh & McLennan Companies, Inc.

JOHN A. HILL (57), Vice Chairman.  Chairman and
Managing Director, First Reserve Corporation (a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors). Director of Snyder Oil
Corporation, TransMontaigne Oil Company and various private companies owned by First Reserve Corporation, such as James River Coal and Anker Coal Corporation.

+WILLIAM F. POUNDS (70), Vice Chairman. Professor
Emeritus of Management, Alfred P. Sloan School of
Management, Massachusetts Institute of Technology.
Director of IDEXX Laboratories, Inc. (a provider of diagnostic products and services for the animal health and food and environmental industries), Management
Sciences for Health, Inc. (a non-profit organization), and Sun Company, Inc. (a petroleum refining and marketing company).

JAMESON A. BAXTER (55), Trustee. President, Baxter
Associates, Inc. (a management consulting and private investments firm). Director of MB Financial, Inc.,
ASHTA Chemicals, Inc., Banta Corporation (printing and digital imaging), and Ryerson Tull, Inc. (America's largest steel service corporation). Chairman Emeritus of the Board of Trustees, Mount Holyoke College.

+HANS H. ESTIN (70), Trustee.  Chartered Financial
Analyst and Vice Chairman, North American Management
Corp. (a registered investment adviser).

RONALD J. JACKSON (55), Trustee.  Former Chairman,
President and Chief Executive Officer of Fisher-Price,
Inc. (a major toy manufacturer).

*PAUL L. JOSKOW (51), Trustee.  Professor Emeritus of
Economics and Management and Director of the Center for Energy and Environmental Policy Research,
Massachusetts Institute of Technology.  Director, New
England Electric System (a public utility holding company), State Farm Indemnity Company (an automobile insurance company) and the Whitehead Institute for Biomedical Research (a non-profit research institution).

ELIZABETH T. KENNAN (61), Trustee. President Emeritus and Professor, Mount Holyoke College. Director, Bell
Atlantic (a telecommunications company), the Kentucky
Home Life Insurance Companies, Bell Atlantic,
Northeast Utilities and Talbots (a distributor of women's apparel).

*LAWRENCE J. LASSER (56), Trustee and Vice President.
President, Chief Executive Officer and Director of
Putnam Investments, Inc. and Putnam Investment
Management, Inc.  Director of Marsh & McLennan
Companies, Inc. and the United Way of Massachusetts
Bay.

JOHN H. MULLIN, III (57), Trustee. Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc.
(a company engaged in the manufacture of industrial ceramics and packaging products), Alex. Brown Realty, Inc. and The Liberty Corporation (a company engaged in the life insurance and broadcasting industries).

+ROBERT E. PATTERSON (53), Trustee.  President and
Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Director of Brandywine
Trust Company.

*GEORGE PUTNAM III (47), Trustee.  President, New
Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser). Director, Massachusetts Audubon
Society and The Boston Family Office, L.L.C. (a registered investment advisor).

*A.J.C. SMITH (64), Trustee.  Chairman and Chief
Executive Officer, Marsh & McLennan Companies, Inc.
Director, Trident Partnership (a $667 million 10-year limited partnership with over 30 institutional investors).

W. THOMAS STEPHENS (56), Trustee.  President and Chief
Executive Officer of MacMillan Bloedel Ltd. (a major forest products company). Director, Qwest
Communications (a fiber optics manufacturer) and New
Century Energies (a public utility company).

W. NICHOLAS THORNDIKE (65), Trustee. Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer), Data General Corporation (a provider of customized computer solutions), Bradley Real Estate, Inc., and
Providence Journal Co.

OFFICERS NAME (AGE)

CHARLES E. PORTER (60), Executive Vice President.
Managing Director of Putnam Investments, Inc. and
Putnam Management.

PATRICIA C. FLAHERTY (52), Vice President.  Senior
Vice President of Putnam Investments, Inc. and Putnam
Management.

GORDON H. SILVER (51), Vice President.  Director and
Senior Managing Director of Putnam Investments, Inc.
and Putnam Management.

BRETT C. BROWCHUK (36), Vice President. Managing
Director of Putnam Management.

IAN C. FERGUSON (41), Vice President.  Senior Managing
Director of  Putnam Investments, Inc. and Putnam
Management.

RICHARD A. MONAGHAN (44), Vice President.  Managing
Director of Putnam Investments, Inc., Putnam
Management and Putnam Mutual Funds.

JOHN R. VERANI (59), Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam
Management.

JOHN D. HUGHES (64), Senior Vice President and
Treasurer.

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Mutual
Funds.

Messrs. Putnam, Lasser and Smith are deemed
"interested persons" by virtue of their positions as officers or shareholders of the fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh &
McLennan Companies, Inc., the parent company of Putnam
Management and Putnam Mutual Funds.

Mr. George Putnam, III, Mr. Putnam's son, is also an
"interested person" of the fund, Putnam Management,
and Putnam Mutual Funds. Mr. Joskow is not currently
an "interested person" of the fund but could be deemed
by the Securities and Exchange Commission to be an
"interested person" on account of his prior consulting
relationship with National Economic Research
Associates, Inc., a wholly-owned subsidiary of Marsh &
McLennan Companies, Inc., which was terminated as of
August 31, 1998.  The balance of the
Trustees are not "interested persons."
+Members of the Executive Committee of the Trustees.
The Executive Committee meets between regular meetings
of the Trustees as may be required to review
investment matters and other affairs of the fund and
may exercise all of the powers of the Trustees.
                   -----------------
Certain other officers of Putnam Management are officers of the fund. SEE "ADDITIONAL OFFICERS" IN
PART I OF THIS SAI. The mailing address of each of the officers and Trustees is One Post Office Square,
Boston, Massachusetts 02109.
Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Prior to July, 1998, Mr. Joskow was
Chairman of the Department of Economics, Massachusetts
Institute of Technology, and, prior to September, 1998, he was a consultant to National Economic
Research Associates. Prior to June, 1995, Dr. Kennan was President of Mount Holyoke College. Prior to 1996,
Mr. Stephens was Chairman of the Board of Directors,
President and Chief Executive Officer of Johns
Manville Corporation.  Prior to April, 1996, Mr.
Ferguson was CEO at Hong Kong Shanghai Banking
Corporation. Prior to February, 1998, Mr. Patterson was Executive Vice President and Director of
Acquisitions of Cabot Partners Limited Partnership.
Prior to November, 1998, Mr. Monaghan was Managing
Director at Merrill Lynch.
Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended.
Trustees who are not interested persons of Putnam
Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID
BY THE FUND AND INFORMATION CONCERNING RETIREMENT
GUIDELINES FOR THE TRUSTEES, SEE "CHARGES AND
EXPENSES" IN PART I OF THIS SAI.
The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.
PUTNAM MANAGEMENT AND ITS AFFILIATES
Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam
Family, with nearly $222 billion in assets in nearly
11 million shareholder accounts at December 31, 1998.
An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many
Fortune 500 companies.  Another affiliate, Putnam
Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1998, Putnam Management and its affiliates managed over $294 billion in assets, including over $20 billion in tax-exempt securities and over $71 billion in retirement plan assets.

Putnam Management, Putnam Mutual Funds and Putnam
Fiduciary Trust Company are subsidiaries of Putnam
Investments, Inc., a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publiclyowned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc.
will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

THE MANAGEMENT CONTRACT

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam
Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER
THE MANAGEMENT CONTRACT, SEE "CHARGES AND EXPENSES" IN
PART I OF THIS SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale.
The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. THE
TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN
EFFECT ARE DESCRIBED IN THE PROSPECTUS AND/OR PART I
OF THIS SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other
Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST
RECENT FISCAL YEAR IS INCLUDED IN "CHARGES AND
EXPENSES" IN PART I OF THIS SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam
Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam
Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam
Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PERSONAL INVESTMENTS BY EMPLOYEES OF PUTNAM MANAGEMENT

Employees of Putnam Management are permitted to engage in personal securities transactions, subject to requirements and restrictions set forth in Putnam
Management's Code of Ethics.
The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the funds. Among other things, the Code of Ethics, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions.
Additional restrictions
apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each.
There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES.  Transactions on U.S.
stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-thecounter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal.
Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "CHARGES AND EXPENSES"
IN PART I OF THIS SAI FOR INFORMATION CONCERNING
COMMISSIONS PAID BY THE FUND.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended
(the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements.
These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam
Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam
Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their nonresearch use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients
(including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam
Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker dealer involved and the quality of service rendered by the brokerdealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam
Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions.
Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract.
Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers.
Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National
Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of brokerdealers to execute portfolio transactions for the fund.

PRINCIPAL UNDERWRITER

Putnam Mutual Funds is the principal underwriter of shares of the fund and the other continuously offered
Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. SEE "CHARGES AND EXPENSES" IN PART I OF
THIS SAI FOR INFORMATION ON SALES CHARGES AND OTHER
PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

Putnam Investor Services, a division of Putnam
Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor
Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eight times in the past nine years. In 1997 and 1998, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell.
PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a thirdparty broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

SEE "CHARGES AND EXPENSES" IN PART I OF THIS SAI FOR
INFORMATION ON FEES AND REIMBURSEMENTS FOR INVESTOR
SERVICING AND CUSTODY RECEIVED BY PFTC.  THE FEES MAY
BE REDUCED BY CREDITS ALLOWED BY PFTC.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock
Exchange (the "Exchange") is open.  Currently, the
Exchange is closed
Saturdays, Sundays and the following holidays: New
Year's Day, Rev. Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, the
Fourth of July, Labor Day, Thanksgiving and
Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities.
Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees.
The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange.
Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that a fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

HOW TO BUY SHARES

GENERAL

The prospectus contains a general description of how investors may buy shares of the fund and states whether the fund offers more than one class of shares. This SAI contains additional information which may be of interest to investors.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase
(except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges. For information about how to purchase class A or class M shares of a Putnam fund at net asset value through an employersponsored retirement plan, please consult your employer.
Certain purchases of class A shares and class M shares may be exempt from a sales charge or, in the case of class A shares, may be subject to a contingent deferred sales charge ("CDSC"). See
"General-Sales without sales charges or contingent deferred sales charges," "Additional Information
About Class A and Class M shares," and "Contingent
Deferred Sales Charges--Class A shares."

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class
A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class
B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class
A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans. See the prospectus that offers class Y shares for more information.
Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed.
In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt.
Payment for shares of the fund must be in U.S.
dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Mutual Funds.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft.
A shareholder may choose any day of the month and, if a given month (for example, February) does not contain that particular date, or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

PAYMENT IN SECURITIES. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam
Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.
While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section
"Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form. The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds.
Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam
Mutual Funds.

SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED
SALES CHARGES. The fund may sell shares without a sales charge or CDSC to:

    (i) current and retired Trustees of the fund;
                   officers of the
   fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual
   Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

   (ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales
                       charge)
   (not offered by tax-exempt funds);
   (iii) clients of administrators of tax-qualified employersponsored retirement plans which have entered into agreements with Putnam Mutual Funds
   (not offered by tax-exempt funds);
   (iv) registered representatives and other employees of brokerdealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam
   Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares;
   and their spouses and children under age 21
   (Putnam Mutual Funds is regarded as
   the dealer of record for all such accounts);

   (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

   (vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Mutual Funds, if the value of the shares of the fund and other
   Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

   (vii) "wrap accounts" maintained for clients of brokerdealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Mutual Funds with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

In addition, each of the Putnam funds may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies, and the CDSC will be waived on redemptions of shares arising out of death or post-purchase disability of a shareholder or settlor of a living trust account and on redemptions in connection with certain withdrawals from IRA or other retirement plans and on redemptions to pay premiums for insurance under Putnam's insured investor program. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The fund may sell class A or class M shares at net asset value to members of qualified groups. See "Group purchases of class A and class M shares" below. Class A and class
M shares are available without an initial sales charge to "class A qualified benefit plans" and "class M qualified benefit plans," respectively, as described below. See "Qualified benefit plans;
Individual account plans" below.

PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A AND CLASS M SHARES

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount.
Putnam Mutual Funds retains the entire sales charge on any retail sales made by it.

Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase.
The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

For Growth Funds, Growth and Income Funds and Asset
Allocation Funds only:

                              CLASS A                      CLASS M
                                       AMOUNT OF                  AMOUNT OF
                       SALES CHARGE  SALES CHARGE    SALES CHARGE SALES CHARGE
                       AS A          REALLOWED TO    AS A         REALLOWED TO
                       PERCENTAGE    DEALERS AS A    PERCENTAGE   DEALERS AS A
AMOUNT OF TRANSACTION  OF OFFERING   PERCENTAGE OF   OF OFFERING  PERCENTAGE OF
AT OFFERING PRICE ($)  PRICE         OFFERING PRICE  PRICE       OFFERING PRICE
-------------------------------------------------------------------------------
Under 50,000                    5.75%      5.00%       3.50%       3.00%
50,000 but under 100,000        4.50       3.75        2.50        2.00
100,000 but under 250,000       3.50       2.75        1.50        1.00
250,000 but under 500,000       2.50       2.00        1.00        1.00
500,000 but under 1,000,000     2.00       1.75        NONE        NONE
1,000,000 and above             NONE       NONE        NONE        NONE
-------------------------------------------------------------------------------

For Income Funds only (except for Putnam Intermediate
U.S. Government Income Fund and Putnam Preferred
Income Fund):

                              CLASS A                    CLASS M
                                   AMOUNT OF                     AMOUNT OF
                      SALES CHARGE SALES CHARGE   SALES CHARGE   SALES CHARGE
                      AS A         REALLOWED TO   AS A           REALLOWED TO
                      PERCENTAGE   DEALERS AS A   PERCENTAGE     DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING  PERCENTAGE OF  OF OFFERING    PERCENTAGE OF
AT OFFERING PRICE ($) PRICE        OFFERING PRICE PRICE          OFFERING PRICE
--------------------------------------------------------------------------
Under 50,000                    4.75%      4.25%       3.25%       3.00%
50,000 but under 100,000        4.50       4.00        2.25        2.00
100,000 but under 250,000       3.50       3.00        1.50        1.25
250,000 but under 500,000       2.50       2.25        1.00        1.00
500,000 but under 1,000,000     2.00       1.75        NONE        NONE
1,000,000 and above             NONE       NONE        NONE        NONE
-----------------------------------------------------------------------------

For Putnam Intermediate U.S. Government Income Fund and Putnam Preferred Income Fund only:

                              CLASS A                  CLASS M
                                   AMOUNT OF                    AMOUNT OF
                      SALES CHARGE SALES CHARGE   SALES CHARGE  SALES CHARGE
                      AS A         REALLOWED TO   AS A          REALLOWED TO
                      PERCENTAGE   DEALERS AS A   PERCENTAGE    DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING  PERCENTAGE OF  OF OFFERING   PERCENTAGE OF
AT OFFERING PRICE ($) PRICE        OFFERING PRICE PRICE         OFFERING PRICE
--------------------------------------------------------------------------
Under 100,000                   3.25%      3.00%       2.00%       1.80%
100,000 but under 250,000       2.50       2.25        1.50        1.30
250,000 but under 500,000       2.00       1.75        1.00        1.00
500,000 but under 1,000,000     1.50       1.25        NONE        NONE
1,000,000 and above             NONE       NONE        NONE        NONE
----------------------------------------------------------------------------

For Tax Free Funds only:

                              CLASS A                CLASS M
                                   AMOUNT OF                   AMOUNT OF
                      SALES CHARGE SALES CHARGE   SALES CHARGE SALES CHARGE
                      AS A         REALLOWED TO   AS A         REALLOWED TO
                      PERCENTAGE   DEALERS AS A   PERCENTAGE   DEALERS AS A
AMOUNT OF TRANSACTION OF OFFERING  PERCENTAGE OF  OF OFFERING  PERCENTAGE OF
AT OFFERING PRICE ($) PRICE        OFFERING PRICE PRICE        OFFERING PRICE
--------------------------------------------------------------------------
Under 25,000                    4.75%      4.50%       3.25%       3.00%
25,000 but under 50,000         4.50       4.25        3.25        3.00
50,000 but under 100,000        4.50       4.25        2.25        2.00
100,000 but under 250,000       3.75       3.50        1.50        1.25
250,000 but under 500,000       3.00       2.75        1.00        1.00
500,000 but under 1,000,000     2.00       1.85        NONE        NONE
1,000,000 and above             NONE       NONE        NONE        NONE
------------------------------------------------------------------------

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

      (i) an individual, or a "company" as defined in
      Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

      (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

      (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

      (iv) tax-exempt organizations qualifying under
      Section 501(c)(3) of the Internal Revenue Code
      (not including taxexempt organizations
      qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.
A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION).
A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

      (i) the investor's current purchase; and

(ii) the maximum public offering price (at the close
                         of
      business on the previous day) of:

             (a) all shares held by the investor in
             all of the Putnam funds (except money
             market funds); and

             (b) any shares of money market funds
             acquired by exchange from other Putnam
             funds; and

      (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam
Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for class A shares or class
M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement;
however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the
"combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Mutual Funds or from investment dealers.
Interested investors should read the Statement of Intention carefully.

GROUP PURCHASES OF CLASS A AND CLASS M SHARES.
Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam
Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam
Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months;
(iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor
Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months;
and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Mutual Funds. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

QUALIFIED BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS.
The terms "class A qualified benefit plan" and "class
M qualified benefit plan" mean any employer-sponsored
plan or arrangement, whether or not tax-
qualified   and whether or not     Putnam Fiduciary
Trust Company or its affiliates provide recordkeeping
or other services    , that initially invest at least
$1 million or $500,000, respectively, in     class A
shares or class M shares   of the fund and other
Putnam funds.

The fund may sell class A shares at net asset value
to class A qualified benefit plans and may sell class
M shares at net asset value to class M qualified
benefit plans    .

The table of sales charges in the prospectus applies
to sales to employer-sponsored retirement plans that
   choose     not    to be treated as     class A
qualified benefit plans, except that the fund may
sell class A shares at net asset value to employee
benefit plans, including    plans with respect to
which separate accounts are maintained for each
participant    , of employers or of affiliated    (as
defined in Section 2(a)(3)(C) of the Investment
Company Act of 1940)     employers which have at
least    $1 million in assets     to whom such plan
is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor
Services by methods acceptable to Putnam Investor
Services.

Additional information about qualified benefit
        plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES; COMMISSIONS

CLASS A SHARES.  Except as described below, a CDSC of
   0.50% (0.75%     in the case of plans    with less
than $5 million in Putnam funds and other
investmentsmanaged by Putnam Management or its
affiliates)     of the total amount redeemed is
imposed on redemptions of shares purchased by class A
qualified benefit plans if, within two years of a
plan's initial purchase of class A shares, it redeems
90% or more of its cumulative purchases. Thereafter,
such plan is no longer liable for any CDSC.
Class A qualified benefit plans         whose dealer
of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to refund its commission to Putnam Mutual Funds in the event a CDSC would otherwise be applicable, are not subject to any CDSC.

Similarly, class A shares purchased at net asset value by any investor other than a class A qualified benefit plan, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or
Statement of Intention, are subject to a CDSC of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase, unless the dealer of record waived its commission with Putnam
Mutual Funds' approval. The class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed.

Except as described below for sales to class A
qualified benefit plans, Putnam Mutual Funds pays
investment dealers of record commissions on sales of
class A shares of $1 million or more        ,
including purchases pursuant to any Combined Purchase
Privilege, Right of Accumulation or Statement of
Intention, during the one-year period beginning with the date of the initial purchase at net asset value.
Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

On sales at net asset value to a class A qualified
benefit plan, Putnam Mutual Funds pays commissions to
the dealer of record at the time of the sale on net
monthly purchases    up to     the following rates:
1.00% of the first $1 million, 0.75% of the next $1
million        and 0.50% thereafter.

Different CDSC and commission rates may apply to
shares purchased prior to    April 15, 1997 and to
shares purchased by investmentonly plans prior to
August 1, 1999    .

ALL SHARES. Investors who set up an Automatic Cash
Withdrawal Plan ("ACWP") for a share account (see
"Plans available to shareholders -- Automatic Cash
Withdrawal Plan") may withdraw through the ACWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an ACWP and recalculated thereafter on a pro rata basis at the time of each ACWP payment.
Therefore, shareholders who have chosen an ACWP based on a percentage of the net asset value of their account of up to 12% will be able to receive ACWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount
(for example, $100 per month from a fund that pays income distributions monthly) for their periodic ACWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account.
For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive
$94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This ACWP privilege may be revised or terminated at any time.

No CDSC is imposed on    the redemption of     shares
of any class subject to a CDSC         to the extent
that the    shares     redeemed (i) are no longer
subject to the holding period therefor, (ii) resulted
from reinvestment of distributions        , or (iii)
were exchanged for shares of another Putnam fund,
provided that the shares acquired in such exchange or
subsequent exchanges (including shares of a Putnam
money market fund) will continue to remain subject to
the CDSC, if applicable, until the applicable holding
period expires.  In determining whether the CDSC
applies to each redemption    , shares     not
subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the
case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase
disability of a shareholder, for the purpose of
paying benefits pursuant to tax-qualified retirement
plans ("Benefit Payments"), or, in the case of living
trust accounts, in the event of the death or post-
purchase disability of the settlor of the
trust   .     Benefit    Payments     currently
include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and
(3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

   ADDITIONAL INFORMATION ABOUT CLASS B SHARES

Except as noted below, Putnam Mutual Funds will pay a 4% commission on sales of class B shares of a fund only to those financial intermediaries who have entered into service agreements with Putnam Mutual
Funds. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Intermediate U.S.
Government Income Fund, Putnam Mutual Funds will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. For money market funds, class B shares may only be purchased as part of an exchange to class B shares of another Putnam fund or from class B shares of another Putnam fund.
Class B share purchases for money market funds are not subject to a separate CDSC, but a if a shareholder exchanges class B shares from a non-money market fund to a money market fund and then redeems the class B shares of the money market fund, that redemption will be subject to the CDSC applicable to the class B shares of the non-money market fund.
Therefore no up-front commission is paid on sales of class B shares for money market funds. Putnam Mutual
Funds will retain any contingent deferred sales charges imposed on redemptions of class B shares to compensate it for the cost of paying the upfront commissions paid to financial intermediaries for class B share sales.

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified
Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.
A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified
Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Mutual Funds compensates qualifying dealers
(including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder
accounts.
Putnam Mutual Funds may suspend or modify its
payments to dealers.  The payments are also subject
to the continuation of the relevant distribution
plan, the terms of the service agreements between the
dealers and Putnam Mutual Funds and any applicable
limits imposed by the National Association of
Securities Dealers, Inc.
Financial institutions receiving payments from Putnam
Mutual Funds as described above may be required to
comply with various state and federal regulatory
requirements, including among others those regulating
the activities of securities brokers or dealers.
Except as otherwise agreed between Putnam Mutual
Funds and a dealer, for purposes of determining the
amounts payable to dealers for shareholder accounts
for which such dealers are designated as the dealer
of record, "average net asset value" means the
product of (i) the average daily share balance in
such account(s) and (ii) the average daily net asset
value of the relevant class of shares over the
quarter.
CLASS A SHARES:
Putnam Mutual Funds makes quarterly payments to
dealers at the annual rates set forth below (as a
percentage of the average net asset value of class A
shares for which such dealers are designated the
dealer of record) except that payments to dealers for
shares held by class A qualified benefit plans    may
be     made at other rates, as described below.  No
payments are made during the first year after
purchase on shares purchased at net asset value by
shareholders    that invest     at least $1 million
        or that are class A qualified benefit plans,
unless the shareholder has made arrangements with
Putnam Mutual Funds and the dealer of record has
waived the sales commission.
     Rate                     Fund
     0.25%                    All funds currently making
                              payments under a class A
                              distribution plan, except for those listed below

     0.50% for shares purchased on Putnam Diversified Equity Trust or before 7/1/95; 0.25% for shares purchased after 7/1/95

     0.20%                    Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund

     0.20% for shares purchased on      Putnam Balanced Retirement Fund
     or before 12/31/89; 0.25% for      Putnam Convertible IncomeGrowth Trust
  shares purchased after 12/31/89       The George Putnam Fund of Boston
                                        Putnam Global Growth Fund
                                        Putnam Global Natural Resources Fund
                                        Putnam Health Sciences Trust The
                                        Putnam Fund for Growth and Income
                                        Putnam Investors Fund
                                        Putnam Vista Fund
                                        Putnam Voyager Fund
     0.20% for shares purchased on      Putnam High Yield Trust
     or before 3/31/90; 0.25% for       Putnam U.S. Government Income Trust
     shares purchased after 3/31/90

     0.20% for shares purchased on      Putnam Income Fund
     or before 3/31/91; 0.25% for
     shares purchased after 3/31/91

     0.20% for shares purchased on      Putnam Municipal Income Fund
     or before 5/7/92; 0.25% for
     shares purchased after 5/7/92

     0.15% for shares purchased on      Putnam Michigan Tax Exempt Income Fund
     or before 3/9/92; 0.20% for        Putnam Minnesota Tax Exempt Income Fund
     shares purchased after 3/9/92      Putnam Ohio Tax Exempt Income Fund

     0.15% for shares purchased on Putnam Massachusetts Tax Exempt Income Fund or before 5/11/92; 0.20% for shares purchased after 5/11/92

     0.15% for shares purchased on Putnam New York Tax Exempt Opportunities Fund or before 7/13/92; 0.20% for shares purchased after 7/13/92

     0.15% for shares purchased on      Putnam California Tax Exempt Income Fund
     or before 12/31/92; 0.20% for      Putnam New Jersey Tax Exempt Income Fund
     shares purchased after 12/31/92    Putnam New York Tax Exempt Income Fund
                                        Putnam Tax Exempt Income Fund
     0.15% for res purchased on         Putnam Arizona Tax Exempt Income Fund
     or before 3/5/93; 0.20% for
     shares purchased after 3/5/93

     0.15% for shares purchased on    Putnam Florida Tax Exempt Income Fund
     or before 7/8/93; 0.20% for      Putnam Pennsylvania Tax Exempt Income Fund
     shares purchased after 7/8/93

     0.00%                    Putnam California Money Market Fund
                              Putnam Money Market Fund
                              Putnam New York Money
                              Market Fund Putnam
                              Preferred Income Fund
                              Putnam Tax Exempt Money Market Fund

Putnam Mutual Funds pays service fees to the dealer
of record for plans    at the rate     of up to 0.25%
of average net assets, depending on the level of service provided by Putnam Fiduciary Trust Company or its affiliates, by the dealer of record, and by third parties. Service fees are paid quarterly to the dealer of record for that quarter.

CLASS B SHARES:
Putnam Mutual Funds makes quarterly payments to
dealers at the annual rates set forth below (as a
percentage of the average net asset value of class B
shares for which such dealers are designated the
dealer of record).
     Rate                     Fund
     0.25%                    All funds currently making
                              payments under a  class B
                              distribution plan, except for those listed below

     0.25%,    except that the     first          Putnam Municipal Income Fund
        year's     service fees    of 0.25%
     are prepaid         at time of sale

     0.25%, except that the first       Putnam Arizona Tax Exempt Income Fund
year's service fees of 0.20%            Putnam California Tax Exempt Income Fund
     are prepaid at time of sale        Putnam Florida Tax Exempt Income Fund
                              Putnam Massachusetts Tax Exempt Income Fund
                              Putnam Michigan Tax Exempt Income Fund
                              Putnam Minnesota Tax Exempt Income Fund
                              Putnam New Jersey Tax Exempt Income Fund
                              Putnam New York Tax Exempt Income Fund
                              Putnam New York Tax Exempt Opportunities Fund Putnam Ohio Tax Exempt Income Fund Putnam Pennsylvania Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund

     0.20% for shares purchased on      Putnam Tax-Free Insured Fund
 or before 3/31/90; 0.25% for       Putnam Tax-Free High Yield
 shares purchased after 3/31/90;
 first year's service fees are prepaid
 at time of sale

     0.00%                    Putnam Money Market Fund

CLASS C SHARES:

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).

     Rate                     Fund

     1.00%                    All funds currently making payments
                              under a  class C        distribution plan,
                              except the fund listed below
     0.50%                    Putnam Money Market Fund

CLASS M SHARES:
Putnam Mutual Funds makes quarterly payments to
dealers at the annual rates set forth below (as a
percentage of the average net asset value of class M
shares for which such dealers are designated the
dealer of record).
     Rate                     Fund
     0.65%                    All    growth and growth and
                              income     funds currently making
                              payments         under
                              a class M distribution plan

     0.45%                    Putnam Diversified Income Trust

     0.40%                    All income and money market
                              funds currently making
                              payments under a class
                              M distribution plan (except
                              for Putnam Diversified
                              Income Trust, Putnam
                              Preferred Income Fund and Putnam Money
                              Market Fund)

     0.25%                    Putnam Preferred Income Fund

     0.15%                    Putnam Money Market Fund

INVESTOR SERVICES

SHAREHOLDER INFORMATION

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam
Investor Services.  Shareholders may call Putnam
Investor Services toll-free weekdays at 1-800-225-
1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

YOUR INVESTING ACCOUNT

The following information provides more detail concerning the operation of a Putnam Investing
Account. For further information or assistance, investors should consult Putnam Investor Services.
Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a frontend sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor
Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam
Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor
Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus.
Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding
$1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

REINSTATEMENT PRIVILEGE

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement
Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Mutual Funds the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding
15 days.
During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange
Privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed
Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam
Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization
Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual
Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states.
The fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor
Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The Exchange
Privilege may be revised or terminated at any time.
Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty.
All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Mutual Funds or Putnam
Investor Services may modify or cease offering these plans at any time.

AUTOMATIC CASH WITHDRAWAL PLAN ("ACWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open an ACWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person.
(Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value
(except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased
(including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption.
In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss.
Continued withdrawals in excess of
income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund
(other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.
Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.
TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.
(NOT OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-
EXEMPT SECURITIES.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:
   Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).
Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam
Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary
Trust Company serves as trustee under each of these Plans.
Forms and further information on these Plans are available from investment dealers or from Putnam
Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution
Plan Services at 1-800-225-2465, extension 8600.
A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal
Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the fund may also be used in simplified employee pension
(SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.
Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.
SIGNATURE GUARANTEES
Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam
Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor
Services for details.

SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The
Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period.
The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government
National Mortgage Association ("GNMAs"), based on
cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks).
Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled
"Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's
investment performance and publish comparative
information showing how the fund, and other
investment companies, performed in specified time
periods.  Three agencies whose reports are commonly
used for such comparisons are set forth below.  From
time to time, the fund may distribute these
comparisons to its shareholders or to potential
investors.   THE AGENCIES LISTED BELOW MEASURE
PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN
ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN
THE PRECEDING SECTION.

      LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

      MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
      highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weightedaverage assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor
      Service, Inc.

      CDA/WIESENBERGER'S MANAGEMENT RESULTS
      publishes mutual fund rankings and is
      distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain).
      Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal
Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

      THE CONSUMER PRICE INDEX, prepared by the U.S.
      Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

      THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers
Government/Corporate Bond Index, The Lehman Brothers
Mortgage-Backed Securities Index and The Lehman Brothers
Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans.
Included in the index are pass-through, bullet
(noncallable), and controlled amortization structured debt securities; no subordinated debt is included. All securities have an average life of at least one year.

THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly issued, fixed-rate, non-convertible investmentgrade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixedincome securities.

THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations
(excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have maturities of 10 years or greater.

THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage
Association, Federal Home Loan Mortgage Corporation, and
Federal National Mortgage Association.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax exempt bonds.

THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S.
dollar denominated, have a minimum of one year to maturity, and are issued in amounts over $100 million.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS
FREE INDEX is an index of approximately 1,003 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong,
Singapore/Malaysia.  All values are expressed in U.S.
dollars.

THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

THE RUSSELL 1000 INDEX is composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S.
investable equity market.

THE RUSSELL 2000 INDEX is composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score of the security's price-to book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

THE RUSSELL MIDCAP INDEX is composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 35% of the Russell 1000 total market capitalization.
      THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's priceto-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.
      THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

      THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

      STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

      STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

      STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite Stock Price Index by price-to-book ratio and including the securities with the lowest priceto-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned
by any agency.   Putnam Management will not necessarily sell an
investment if its rating is reduced. The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES (FOR MONEY MARKET FUNDS ONLY)

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)
Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:
--     Leading market positions in well established industries.
--     High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES (FOR MONEY MARKET FUNDS ONLY)

SP-1 -- Strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER (FOR MONEY MARKET FUNDS ONLY)

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.


A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

"Putnam Management"             --   Putnam Investment
                                Management, Inc., the fund's
                                investment manager.

"Putnam Mutual Funds"           --   Putnam Mutual Funds Corp.,
                                the fund's principal
                                underwriter.

"Putnam Fiduciary Trust         --   Putnam Fiduciary Trust
                                Company,
 Company"                            the fund's custodian.

"Putnam Investor Services"      --   Putnam Investor Services, a
                                division of Putnam Fiduciary Trust
                                Company, the fund's investor
                                servicing agent.


                        PUTNAM VARIABLE TRUST

                              FORM N-1A
                                PART C

OTHER INFORMATION

ITEM 23.  EXHIBITS

1. Agreement and Declaration of Trust dated September 24, 1987, as revised January 1, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.
2. By-Laws, as amended through January 30, 1997 -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.
3a. Portions of Agreement and Declaration of Trust Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.
3b. Portions of By-Laws Relating to Shareholders' Rights -- Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement.
4. Management Contract dated October 2, 1987, as supplemented March 2, 1990, as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995,
July 11, 1996, December 20, 1996, February 6, 1998, July 10, 1998,
March 4, 1999, July 1, 1999 and November 8, 1999 -- Exhibit 1.
5a. Distributor's Contract dated May 6, 1994 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
5b. Form of Specimen Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.
5c. Form of Specimen Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement.
6.   Not applicable.
7. Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended July 13, 1992 -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
8. Investor Servicing Agreement dated June 3, 1991 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
9.   Opinion of Ropes & Gray, including consent -- Exhibit 2.
10.  Not applicable.
11.  Not applicable.
12. Investment Letters from Putnam Investment Management, Inc. to the Registrant -- Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
13a. Class IB Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.
13b. Form of Specimen Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.
13c. Form of Specimen Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.
14a. Not applicable.
15. Rule 18f-3(d) Plan -- Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     Immediately following the effectiveness of this post-effective amendment, Putnam Investments, Inc. expects to own 100% of the outstanding shares of the funds. Also, as of October 31, 1999, Putnam Investments, Inc. owned 100% of the outstanding shares of Putnam Mid-Cap Value Fund, 98.30% of the outstanding shares of Putnam Growth Fund, 95.30% of the outstanding shares of Putnam Value Fund, 94.30% of the outstanding shares of Putnam International Fund, 91.70% of the outstanding shares of Putnam Balanced Fund, 90.50% of the outstanding shares of Putnam Asia Pacific Fund II, 89.70% of the outstanding shares of Putnam Latin America Fund, 83.00% of the outstanding shares of Putnam U.S. Core Fund, 73.50% of the outstanding shares of Putnam Worldwide Equity Fund, 68.50% of the outstanding shares of Putnam Investment Fund 98, 58.30% of the outstanding shares of Putnam Equity Fund 98, and 29.60% of the outstanding shares of Putnam Asset Allocation:
Conservative Portfolio and may be deemed to control such funds.

ITEM 25.  INDEMNIFICATION

     The information required by this item is incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-5346).

                            C-3
                            10/28/99

Item 26.  Business and Other Connections of Investment Adviser

     Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is one Post Office Square, Boston, Massachusetts 02109.

Name                           Non-Putnam business and other
                               connections
Pankaj Aggrawal                Prior to April 1998,
Vice President                 Quantitative Analyst, Vestek
                               Systems, 388 Market St., Suite
                               700, San Francisco, CA 94111

Michael R. Alexander           Prior to February, 1998,
Vice President                 Director - Business Operations,
                               Comcast Communications, 8031
                               Corporate Drive, Baltimore, MD
                               21236

Blake Anderson                 Trustee, Salem Female Charitable
Managing Director              Society, Salem MA 01970

Barry R. Allen                 Prior to December 1997,
Vice Present                   Analyst/Director of Research,
                               Harbor Capital Management, 125
                               High St., Boston, MA 02110

Paul A. Astbury-Aston          Prior to June, 1999, Senior
Vice President                 Quantitative Strategist,
                               Santander Global Advisors, 28
                               State Street, Boston, MA 02109

Jeffrey B. Augustine           Prior to January 1998, Vice
Senior Vice President          President, Investment
                               Consulting, Investor Tools,
                               Inc., 100 Bridge St. Plaza,
                               Yorkville, IL 60560

Robert R. Beck                 Director, Charles Bridge
Senior Vice President          Publishing, 85 Main St.,
                               Watertown, MA  02172; Board of
                               Overseers, Beth Israel Deaconess
                               Medical Center, 330 Brookline
                               Ave., Boston, MA 02215

Kirsten A. Bjerklie            Prior to June 1998, Assistant
Assistant Vice President       Vice President, Scudder, Stevens
                               & Clark, Two International
                               Place, Boston, MA 02110

Carl D. Bell                   Prior to January 1998,
Vice President                 Principal, Smith Breedon
                               Association, 100 Europa Drive,
                               Suite 200, Chapel Hill, NC
                               27514

Richard L. Block               Prior to June 1998, Principal,
Senior Vice President          Head International Equity
                               Trader, Morgan Stanley Asset
                               Management, 1221 Avenue of the
                               Americas, New York, NY 10036

Rob A. Bloemker                Prior to September 1999,
Senior Vice President          Managing Director, Lehman
                               Brothers, 555 California St.,
                               30th floor, San Francisco, CA
                               94104

Claudio Brocado                Prior to August 1999,
Vice President                 independent consultant by
                               Stires, O'Donnell & Co. 12 East
                               44th St., New York, NY 10017;
                               Prior to January 1999,
                               independent consultant by Coast
                               Partners, 601 California St.,
                               San Francisco, CA 94108; Prior
                               to November 1997, Head of Latin
                               America Business Development,
                               Dresdner RCM Global Investors,
                               Four Embarcadero Center, San
                               Francisco, CA 94111

Anna Bulkovshteyn              Prior to July 1999, Quantitative
Assistant Vice President       Analyst, Sun Life Investment
                               Management, 200 King Street
                               West, Toronto, Ontario M5H 3T4
                               Canada

Robert W. Burke                Member-Executive Committee, The
Senior Managing Director       Ridge Club, Country Club Road,
                               Sandwich, MA  02563; Member-
                               Advisory Board, Cathedral High
                               School, 74 Union Park St., So.
                               Boston, MA 02118

David N. Burnham               Prior to July 1998, Director -
Vice President                 Finance, Fidelity Investments,
                               82 Devonshire Street, Boston, MA
                               02109

Richard P. Cervone             Prior to August 1998, Equity
Vice President                 Analyst, Loomis, Sayles & Co.,
                               One Financial Center, Boston,
                               MA, 02216.

Christopher Ceruolo            Prior to July 1998, Associate,
Assistant Vice President       Ropes & Gray, One International
                               Place, Boston, MA 02110

Mark Chameih                   Prior to May 1999, Vice
Vice President                 President, Chase Manhattan, 125
                               London Wall, London, UK

Bihua Chen                     Prior to July 1998, Research
Assistant Vice President       Associate, ProNeuron, Inc., 1531
                               E. Jefferson St., Rockville, MD
                               20847

C. Beth Cotner                 Director, The Lyric Stage
Senior Vice President          Theater, 140 Clarendon St.,
                               Boston, MA 02116

Stephen P. Cotto               Prior to March 1998, Facilities
Assistant Vice President       Supervisor, Unicco Service Co.,
                               4 Copley Place, Boston, MA 02116

Lindsey L. Curley              Prior to June 1999, Portfolio
Assistant Vice President       Analyst, Standish, Ayer & Wood,
                               Inc., One Financial Center,
                               Boston, MA 02110.  Prior to
                               March, 1998,. Fixed-Income
                               Research Assistant, Invesco
                               Management & Research, Inc., 101
                               Federal St., Boston, MA 02110

Joseph F. Cushing              Prior to June 1998, Investment
Assistant Vice President       Analyst - Fixed Income,
                               Metropolitan Life Insurance
                               Company, 334 Madison Avenue,
                               Convent Station, NJ 07961

John R.S. Cutler               Member, Burst Media, L.L.C., 10
Vice President                 New England Executive Park,
                               Burlington, MA 01803

Kenneth Daly                   President, Andover River Rd.
Managing Director              TMA, River Road Transportation
                               Management Association, 7
                               Shattuck Rd., Andover, MA 01810

Donna M. Daylor                Prior to April 1998, Director of
Vice President                 Training, UniCare Life & Health
                               Ins. Co., 1350 Main St.,
                               Springfield, MA

John C. Delano                 Prior to July 1998, Senior
Assistant Vice President       Foreign Exchange Trader,
                               Nationsbank, 233 So. Wacker
                               Drive, Chicago, IL 60606

Edwin M. Denson                Prior to November 1997, Vice
Vice President                 President and Senior Economist
                               Primark Decision Economics, 260
                               Franklin St., Boston, MA 02110

Ralph C. Derbyshire            Prior to November 1997, Partner,
Senior Vice President          Palmer & Dodge, One Beacon
                               Street, Boston, MA  02108; Board
                               Member, MSPCC, 399 Boylston St.,
                               Boston, MA; Board Member,
                               Winchester After School Program,
                               Skillings Rd., Winchester, MA


Stephen P. Dexter              Prior to June 1999, Senior Vice
Senior Vice President          President and Senior Portfolio
                               Manger, Scudder Kemper, Inc. One
                               International Place, Boston, MA

Michael G. Dolan               Chairman-Finance Council, St.
Assistant Vice President       Mary's Parish, 44 Myrtle St.,
                               Melrose, MA  02176; Member,
                               School Advisory Board, St.
                               Mary's School, 44 Myrtle St.,
                               Melrose, MA 02176

Edward Driscoll                Prior to September 1999, Equity
Vice President                 Trader, Fidelity Research and
                               Management, 82 Devonshire St.,
                               Boston, MA 02109

Emily Durbin                   Board of Directors, Family
Vice President                 Service, Inc., Lawrence, MA
                               01840

Karnig H. Durgarian            Board Member, EBRI, Suite 600,
Managing Director              2121 K St., N.W., Washington, DC
                               20037-1896.  Trustee, American
                               Assembly, 122 C. St., N.W.,
                               Suite 350, Washington, DC 20001

Christine Durkee               Prior to June 1998, Project
Assistant Vice President       Manager, Foundation
                               Technologies, Inc., 78 4th Ave.,
                               Waltham, MA 02451
Nathan Eigerman                Trustee, Flower Hill Trust, 298
Senior Vice President          Marlborough St., #4, Boston, MA
                               02116

Tony H. Elavia                 Prior to September 1999,
Senior Vice President          Executive Vice President,
                               Voyageur Asset Management, 90 S.
                               7th Street, Minneapolis, MN
                               55402

Lisa V. Emerick                Prior to September 1998, Asian
Vice President                 Sales Trader, BWZ Securities
                               Asia, Inc., Citibank Tower, 3
                               Garden Road, Hong Kong

Irene M. Esteves               Board of Director Member,
Managing Director              American Management Association
                               Finance council, 1601 Broadway,
                               New York, NY; Board of Director
                               Member, First Night Boston, 20
                               Park Plaza, Suite 927, Boston,
                               MA; Board of Director Member, SC
                               Johnson Commercialmarkets, 8310
                               16th St., Stutevant, WI 53177;
                               Board of Director Member,
                               Massachusetts Taxpayers
                               Foundation, 24 Province St.,
                               Boston, MA; Board of Director
                               Member, Mrs. Bairds Bakeries,
                               515 Jones St., Suite 200, Fort
                               Worth, Texas 76102

Ian Ferguson                   Trustee, Park School, 171
Senior Managing Director       Goddard Avenue, Brookline, MA
                               02146

John Ferry                     Prior to September 1998, Vice
Vice President                 President, Scudder Kemper
                               Investments, 101 California St.,
                               San Francisco, CA 94111.

Edward R. Finch                Prior to December 1997, Managing
Senior Vice President          Director, M.A. Weatherbie & Co.,
                               265 Franklin St., Boston, MA
                               02110

Kate Fleisher                  Prior to January 1998, Director
Vice President                 of Human Resources, Laura
                               Ashley, 6 St., James Ave. Suite
                               410, Boston, MA 02116

Peter M. Fleisher              Prior to July 1999, Senior Vice
Senior Vice President          President, Fleet National Bank,
                               75 State Street, Boston, MA
                               02109

Henrietta Fraser               Prior to October, 1998, Manager,
Vice President                 Fleming Investment Management,
                               25 Copthall Ave., London EC2R
                               7DR

Karen T. Frost                 Prior to February 1998, Vice
Senior Vice President          President, Morgan Stanley
                               Organization, 25 Cabot Square,
                               London, England E14 4QA

Stephen C. Gibbs               Prior to June 1998, Senior
Vice President                 Financial Analyst, Fidelity
                               Investments, 82 Devonshire St.,
                               Boston, MA 02109

Ken S. Gordon                  Prior to July, 1998, Vice
Vice President                 President, Union Bank of
                               Switzerland, 2-2-2 Otemachi,
                               Chiyoda-Ku, Tokyo, Japan

J. Peter Grant                 Trustee, The Dover Church,
Senior Vice President          Dover, MA 02030

Patrice Graviere               Prior to March 1998, Regional
Senior Vice President          Director for Latin America, MFS
                               International, LTD, Buenos
                               Aires, Brazil

Paul E. Haagensen              Director, Haagensen Research
Senior Vice President          Foundation, 630 West 168th St.,
                               New York, NY  10032


Andrew J. Hachey               Prior to July 1998. Associate,
Assistant Vice President       Skadden, Arps, Slate, Meagher &
                               Flom, LLP, One Beacon Street,
                               Boston, MA 02108

David E. Hamlin                Prior to August 1998, Principal,
Senior Vice President          The Vanguard Group, 100 Vanguard
                               Blvd., Valley Forge, PA 19355

Linda Harring                  Prior to December 1997, Senior
Senior Vice President          Vice President, Oppenheimer and
                               Company, Inc., CIBC Oppenheimer
                               Tower, World Financial Center,
                               New York, NY 10281

Deborah R. Healey              Corporator, New England Baptist
Senior Vice President          Hospital, 125 Parker Hill Ave.,
                               Boston, MA 02120; Director, NEB
                               Enterprises, 125 Parket Hill
                               Ave., Boston, MA 02120

Jonathan S. Horwitz            Prior to August 1998, Vice
Senior Vice President          President - Corporate Planning,
                               Keystone Group, 200 Berkely St.,
                               Boston, MA 02116

Yoshiro Iino                   Prior to November 1997, Deputy
Vice President                 Managing Director, Nomura
                               International PLC, 1 St.
                               Martin's-le-Grand, London.

Jeffrey Kaufman                Prior to July 1998, Vice
Senior Vice President          President and Portfolio Manager,
                               MFS Investment Management, 500
                               Boylston St., Boston, MA 02116

Ira C. Kalus-Bystricky         Prior to March 1998, Consultant,
Vice President                 Arthur D. Little, 25 Acorn Park,
                               Cambridge, MA  02114

Hiroshi Kato                   Prior to August 1998, Manager,
Vice President                 Senior Analyst, Daiwa Institute
                               of Research, 15-6 Fuyuki, Koutou-
                               ku, Tokyo, 135-8460

Kevin J. Keleher               Prior to August 1998, Support
Assistant Vice President       Manager, Digital Equipment Co.,
                               111 Powder Mill Rd., Maynard, MA
                               01754

William P. King                Prior to November 1997,
Vice President                 Portfolio Manager, TSA Global
                               Asset Management, 700 South
                               Flower St., Los Angeles, CA
                               90017


Deborah F. Kuenstner           Director, Board of Pensions,
Managing Director              Presbyterian Church, 1001 Market
                               St., Philadelphia, PA

Leonard LaPorta, Jr.           Prior to March 1998, Assistant
Vice President                 Vice President, State Street
                               Global Advisors, Two
                               International Place, Boston, MA
                               02110; Board of Overseers', USS
                               Constitution Museum, Charleston,
                               MA

Lawrence J. Lasser             Director, Marsh & McLennan
President, Director and Chief  Companies, Inc., 1221 Avenue of
Executive                      the Americas, New York, NY
                               10020; Board of Governors and
                               Executive Committee, Investment
                               Company Institute, 1401 H. St.,
                               N.W. Suite 1200, Washington, DC
                               20005; Board of Overseers,
                               Museum of Fine Arts, 465
                               Huntington, Ave., Boston, MA
                               02115; Trustee, Beth Israel
                               Deaconess Medical Center, 330
                               Brookline Ave., Boston, MA;
                               Member of the Council on Foreign
                               Relations, 58 East 68th St., New
                               York, NY 10021; Member of the
                               Board of Directors of the United
                               Way of Massachusetts Bay, 245
                               Summer St., Suite 1401, Boston,
                               MA 02110; Trustee of the
                               Vineyard Open Land Foundation,
                               RFD Box 319X, Vineyard Haven, MA
                               02568

Gordon R. Lawrence             Prior to July 1999, summer
Assistant Vice President       associate, J.P. Morgan
                               Investment Management, 522 Fifth
                               Ave., New York, NY 10009, Prior
                               to July, 1997, Associate Lehman
                               Brothers, 3 World Financial
                               Center, New York, NY 10285

Maura W. Leddy                 Prior to October 1998,
Vice President                 Bookkeeper, Davol/Taunton
                               Printing, 330 Winthrop Street
                               Taunton, MA 02780.

Richard Leibovitch             Prior to February 1999, Managing
Managing Director              Director, J.P. Morgan, 60 Wall
                               St., New York, NY 10260

Craig S. Lewis                 Prior to January 1998, Analyst,
Vice President                 Keystone Investments, 200
                               Berkeley Street, Boston, MA
                               02101

Mark G. Lohr                   Prior to March 1998, Senior Vice
Managing Director              President, Fidelity Investmetns,
                               82 Devonshire St., Boston, MA
                               02109

Elizabeth M. MacElwee Jones    Prior to January 1998,
Senior Vice President          Principal, Morgan Stanley, 1155
                               Broadway, New York, NY 10036

Noboru Machida                 Prior to October 1998, Senior
Vice President                 Analyst, The Nikko Research
                               Center Ltd., Nihonbashi
                               Kayabacho, Chuou-ku Tokyo, Japan
                               103

Kevin Maloney                  Institutional Director,
Managing Director              Financial Management
                               Association, University of South
                               Florida, College of Business
                               Administration, Suite 3331,
                               Tampa, FL 33620

Jabaz Mathai                   Prior to December 1997,
Assistant Vice President       Associate, Deutsche Morgan
                               Grenfell, 31 West 52nd St., New
                               York, NY 10019

Sarah Marshall                 Prior to August 1999, Associate,
Vice President                 McKinsey & Company, Inc., 55 E.
                               52nd St., New York, NY 10010

Paul McHugh                    Prior to June, 1998, Principal,
Vice President                 Robertson Stephens & Company,
                               One International Place, Boston,
                               MA 02110

Nicholas Melhuish              Prior to August 1999, Assistant
Vice President                 Director of Schroder Investment
                               Management, 31 Gresham St.,
                               London, England ECZV8AQ

Krishna Memani                 Prior to September 1998,
Managing Director              Principal, Morgan Stanley & Co.,
                               1585 Broadway, New York, NY
                               10039

Peter V. Meyer                 Prior to July 1999, Conseco
Vice President                 Capital Management, 11825 N.
                               Pennsylvania Ave., Carmel, IN
                               46032

Paul K. Michaud                Prior to December 1997,
Vice President                 Assistant Vice President, Union
                               Bank of Switzerland,
                               Bahnhofstrasse 45, 8021 Zurich,
                               Switzerland

Christopher G. Miller          Prior to January 1998, Portfolio
Vice President                 Manager, Analytic TSA Global
                               Asset Management, 700 So. Flower
                               St., Los Angeles, CA 90017

Jeanne L. Mockard              Trustee, The Bryn Mawr School,
Senior Vice President          109, W. Melrose Avenue,
                               Baltimore, MA 21210

Donald E. Mullin               Corporate Representative and
Senior Vice President          Board Member, Delta Dental Plan
                               of Massachusetts, 10 Presidents
                               Landing, P.O. Box 94104,
                               Medford, MA 02155

Jennifer P. Murphy             Prior to September 1999,
Managing Director              Managing Director, Morgan
                               Stanley, 1585 Broadway, New
                               York, NY 10036

Kenneth W. Murphy, Jr.         Prior to May 1998, Senior
Assistant Vice President       Financial Analyst, Merck & Co.,
                               Inc., One Merck Drive,
                               Whitehouse Station, NJ 08889

Philip M. Murphy               Prior to June 1999, Marketing
Assistant Vice President       and Client Relations
                               Association, GE Investments,
                               3003 Summer Street, Stamford, CT
                               06904.  Prior to March 1998,
                               Analyst, McLagan Partners, Inc.,
                               Four Stamford Plaza, Suite 400,
                               107 Elm Street, Stamford, CT
                               06902

Toshio Nagashima               Prior to July 1999, General
Managing Director              Manager, Product Dept.,
                               Investment Trust Preparation,
                               Sumitomo Bank, 1-3-2-
                               Marunouchi, Chiyoda-ku, Tokyo
                               100-0005 Japan

Kimberly A.M. Page Nauen       Prior to February 1998, Senior
Vice President                 Consultant, Andersen Consulting,
                               100 Williams St., Wellesley, MA
                               02181

Maria Julia Nisbet             Prior to May 1999, Project
Assistant Vice President       Manager, Cisalpina Gestioni, Via
                               Boito, 10, Milan, Italy 20121

Stephen M. Oristaglio          Prior to July 1998, Managing
Senior Managing Director       Director Global Head of Fixed
                               Income, Swiss Bank Corp/UBS
                               Organization, 222 Broadway, New
                               York, NY 10022

Margery C. Parker              Prior to December 1997, Vice
Senior Vice President          President and Portfolio Manager,
                               Keystone Investments 200
                               Berkeley Street, Boston, MA
                               02101

Carlos Pampliega               Prior to March 1998, Regional
Vice President                 Manager, Massachusetts Financial
                               Services, 500 Boylston St.,
                               Boston, MA 02116

Jeffrey F. Peters              Prior to June 1999, Principal,
Managing Director              McKinsey & Company, 75 Park
                               Plaza, Boston, MA 02116

Joseph P. Petitti              Prior to May 1998, Senior
Vice President                 Treasury Analyst, Liberty Mutual
                               Insurance Co., 175 Berkely St.,
                               Boston, MA 02122

Randolph Petralia              Prior to May 1998, First Vice
Senior Vice President          President, Lehman Brothers, 3
                               World Financial Center, New
                               York, NY 10285

Robert A. Piepenburg           Prior to December 1997,
Vice President                 Assistant Vice President,
                               BankBoston Corp./Boston
                               Security, 100 Federal St.,
                               Boston, MA  02106

Keith Plapinger                Chairman and Trustee, Advent
Vice President                 School, 17 Brimmer St., Boston,
                               MA 02108

James A. Polk                  Prior to June 1998, Investment
Vice President                 Officer, Massachusetts Financial
                               Services, 500 Boylston St.,
                               Boston, MA 02116

Charles E. Porter              Trustee, Anatolia College, 130
Executive Vice President       Bowdoin St., Suite 1201, Boston,
                               MA 02108; Governor, Handel &
                               Hayden Society, Horticulture
                               Hall, 300 Massachusetts Ave.,
                               Boston, MA 02115

Elizabeth Price                Prior to January 1998,
Assistant Vice President       Investment Analyst, Schroder
                               Investment Management Limited,
                               33 Gutter Lane, London, EC2V
                               8AS, England

Quintin R.S. Price             Prior to December 1998,
Managing Director              Corporate Development Director,
                               The Boots Company PLC, Group
                               Headquarters, Nottingham NG2 3AA
                               England; Prior to June 1998,
                               Managing Director of Pan
                               European Equities and Global
                               Head of Research, HSBC
                               Investment Bank PLC, Thames
                               Exchange, 10 Queen St Place,
                               London, EC4R 1BL

George Putnam                  Chairman and Director, Putnam
Chairman and Director          Mutual Funds Corp.; Director,
                               The Boston Company, Inc., One
                               Boston Place, Boston, MA 02108;
                               Director, Boston Safe Deposit
                               and Trust Company, One Boston
                               Place, Boston, MA 02108;
                               Director, Freeport-McMoRan,
                               Inc., 200 Park Avenue, New York,
                               NY 10166; Director, General
                               Mills, Inc., 9200 Wayzata
                               Boulevard, Minneapolis, MN
                               55440; Director, Houghton
                               Mifflin Company, One Beacon
                               Street, Boston, MA 02108;
                               Director, Marsh & McLennan
                               Companies, Inc., 1221 Avenue of
                               the Americas, New York, NY
                               10020; Director, Rockefeller
                               Group, Inc., 1230 Avenue of the
                               Americas, New York, NY 10020;
                               Trustee, Massachusetts General
                               Hospital, Fruit Street, Boston,
                               Ma 02114; McLean Hospital 115
                               Mill St., Belmont, MA 02178; The
                               Colonial Williamsburg
                               Foundation, Post Office Box
                               1776, Williamsburg, VA 23187;
                               The Museum of Fine Arts, 465
                               Huntington Avenue, Boston, MA
                               02115; WGBH Foundation, 125
                               Western Avenue, Boston, MA
                               02134; The Nature Conservancy,
                               Post Office Square Building, 79
                               Milk St., Suite 300, Boston, MA
                               02109; Trustee, The Jackson
                               Laboratory, 600 Main St., Bar
                               Harbor, ME

Edward Qian                    Prior to February 1998, Back Bay
Vice President                 Advisors, 399 Boylston St.,
                               Boston, MA  02116

Keith Quinton                  Director, Eleazar, Inc., West
Senior Vice President          Wheelock St., Hanover, NH  03755

Nadine McQueen-Reed            Prior to March, 1999, Key
Assistant Vice President       Account Executive, Fidelity
                               Investments, 130 Tonbridge Road,
                               Hildenborough, Kent, England,
                               TN11 9DZ

Thomas V. Reilly               Trustee, Knox College, 2 East
Managing Director              South St., Galesburg, IL 61401

Kevin J. Rogers                Prior to September 1998,
Senior Vice President          Managing Director- Portfolio
                               Manager, Invesco, NY
                               Organization, 1066 Avenue of the
                               Americas, New York, NY 10036

Michael V. Salm                Prior to November 1997, Mortgage
Vice President                 Analyst, Blackrock Financial 345
                               Park Ave., New York, NY  10010


Preeti Sayana                  Prior to January 1998, Director,
Assistant Vice President       Fidelity Investments, 82
                               Devonshire St., Boston, MA 02109

Saied Simozar                  Prior to March 1998, Manager,
Senior Vice President          Portfolio Analytics, DuPont
                               Pension fund Investment, One
                               Righter Parkway, Suite 3200,
                               Wilmington, DE 198903

Justin M. Scott                Director, DSI Proprieties (Neja)
Managing Director              Ltd., Epping Rd., Reydon, Essex
                               CM19 5RD

Denise D. Selden               Prior to June 1998, Managing
Senior Vice President          Director, Lehman Brothers, 260
                               Franklin St., Boston, MA 02110

Raj Ken Sharma                 Prior to January 1998, Vice
Vice President                 President and Portfolio Manager,
                               Fleet Financial, 75 State
                               Street, Boston, MA  02106

Jean I. Sievert                Prior to October 1998, Vice
Senior Vice President          President, Salomon Smith Barney,
                               Seven World Trade Center, New
                               York, NY 10048

Gordon H. Silver               Trustee, Wang Center for the
Managing Director              Performing Arts, 270 Tremont
                               St., Boston, MA 02116

David M. Silk                  Member of Board of Directors,
Senior Vice President          Jobs for Bay State Graduates,
                               451 Andover St., Suite 305,
                               North Andover, MA 01845

Steven Spiegel                 Director, Ultra Diamond and Gold
Senior Managing Director       Outlet, 29 East Madison St.,
                               Suite 1800, Chicago, IL 60602;
                               Director, FACES New York
                               University Medical Center, 550
                               First Avenue, New York, NY
                               10016; Trustee, Babson College,
                               One College Drive, Wellesley, MA
                               02157

John Graham Spiers             Prior to January 1998, Managing
Senior Vice President          Director, Quantitative Financial
                               Strategies, Inc., 100 Fourfalls
                               Corporate Drive, Suite 314,
                               Conshohocken, PA 19428
Raman Srivastava               Prior to July 1999, Market Risk
Assistant Vice President       Analyst, Bank of Nova Scotia, 20
                               King St., W., Toronto, ON

James St. John                 Prior to July 1998, Investment
Assistant Vice President       Analyst, University of
                               Rochester, Rochester, NY 14627


Loren Michael Starr            Prior to February 1998, Senior
Managing Director              Vice President, Lehman Brothers,
                               3 World Financial Center, New
                               York, NY 10285.

Michael P. Stack               Prior to November 1997, Senior
Senior Vice President          Vice President and Portfolio
                               Manager, Independence Investment
                               Associates, 53 State St.,
                               Boston, MA 02109

Toshifumi Sugimoto             Prior to October 1998, Portfolio
Senior Vice President          Manager, Deputy General Manager,
                               Nikko Securities Investment
                               Trust & Management, Fixed Income
                               Department, 4-3 Nihonbashi,
                               Hakozakicho, Chuou-ku, Tokyo,
                               Japan, 103-0015

William J. Sullivan            Prior to June 1999, Executive
Senior Vice President          Director, SBC Warburg Dillion
                               Read, 677 Washington Blvd,
                               Stamford, CT, 06901

Robert E. Sweeney              Prior to February 1998, Vice
Vice President                 President, Corporate Research
                               Smith Barney, One New York
                               Plaza, New York, NY 10004

Judith H. Swirbalus            Prior to January 1998, Alex,
Vice President                 Brown & Sons, One South St.,
                               Baltimore, MD 21202

Toshifumi Sugimoto             Prior to October 1998, Portfolio
Senior Vice President          Manager, Deputy General Manager,
                               Nikko Securities Investment
                               Trust & Management, Fixed Income
                               Department, 4-3 Nihonbashi,
                               Hakozakicho, Chuo-ku, Tokyo,
                               Japan, 103-001

John C. Talanian               Member of Board of Directors,
Managing Director              the Japan Society of Boston, One
                               Milk Street, Boston, MA 02109

Nicole J. Thorpe               Prior to February 1999,
Assistant Vice President       President/Owner, Thorpe
                               Resources, P.O. Box 1895,
                               Brockton, MA 02301

John R. Tonkin                 Prior to January 1998, Analyst,
Assistant Vice President       Credit Suisse First Boston
                               Celtic Towers, The Terrace
                               Wellington, New Zealand

Robert J. Ullman               Prior to September, 1998,
Assistant Vice President       Assistant Vice President, State
                               Street Bank, Two International
                               Place, Boston, MA 02109

Vincent Vliebergh              Prior to May 1998, Senior
Vice President                 Consultant, Garnett Consulting,
                               30 Monument Square, Concord, MA
                               01742

Christopher C. Watt            Prior to July 1999, Finance
Vice President                 Manager, Procter & Gamble, 1
                               Procter & Gamble Plaza,
                               Cincinnati, OH 45202

Eric Wetlaufer                 President and Member of Board of
Managing Director              Directors, The Boston Security
                               Analysts Society, Inc., 100
                               Boylston St., Suite 1050,
                               Boston, MA 02110

Edward F. Whalen               Member of the Board of
Senior Vice President          Directors, Hockomock Area YMCA,
                               300 Elmwood St., North
                               Attleboro, MA 02760

Edmund F. Wright Jr.           Prior to July 1998, Controller,
Assistant Vice President       CBE Technologies, Inc., 50
                               Redfield St., Boston, MA 02122

Richard P. Wyke                Director, Salem YMCA, One Sewall
Senior Vice President          St., Salem, MA 01970



Item 27.  Principal Underwriter

(a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the
Registrant:

Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Retirement Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Convertible Income-Growth Trust, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Florida Tax Exempt Income Fund, Putnam Funds Trust, The George Putnam Fund of Boston, Putnam Global Equity Fund, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Global Natural Resources Fund, The Putnam Fund for Growth and Income, Putnam Growth and Income Fund II, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Intermediate U.S. Government Income Fund, Putnam International Growth Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund, Putnam OTC & Emerging Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Preferred Income Fund, Putnam Strategic Income Fund, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam Tax Smart Funds Trust, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Variable Trust, Putnam Vista Fund, Putnam Voyager Fund, Putnam Voyager Fund II.

(b) The directors and officers of the Registrant's principal underwriter are listed below. None of the officers are officers of the Registrant except:

Name               Position and Offices with Registrant

Richard Monaghan   Vice President
George Putnam      Chairman and President
Gordon Silver      Vice President

The principal business address of each person is One Post Office
Square, Boston, MA 02109:

         Name                  Position and
                         Offices with Underwriter
Adduci,John V.         Vice President
Alberts,Richard W.     Asst. Vice President
Alden,Donald F.        Vice President
Alexander,Michael R.   Vice President
Alpaugh,Christopher S. Vice President
Amisano,Paulette C.    Vice President
Arends,Michael K.      Senior Vice President
Asher,Steven E.        Senior Vice President
Avery,Scott A.         Senior Vice President
Aymond,Christian E.    Senior Vice President
Aymond,Colin C.        Vice President
Barnett,William E.     Asst. Vice President
Barrett,Thomas         Vice President
Battit,Suzanne J       Vice President
Beatty,Steven M.       Senior Vice President
Bent,John J.           Vice President
Beringer,Thomas C.     Vice President
Berka,Sharon A.        Senior Vice President
Boneparth,John F.      Managing Director
Bonfilio Jr.,Peter J.  Asst. Vice President
Bouchard,Keith R.      Senior Vice President
Bradford Jr.,Linwood   Senior Vice President
E.
Bresnahan,Leslee R.    Managing Director
Brockelman,James D.    Senior Vice President
Brookman,Joel S.       Vice President
Brown,Timothy K.       Senior Vice President
Buckner,Gail D.        Senior Vice President
Burke,Robert W.        Sr Managing Director
Burnham,David N.       Vice President
Burrill,Gregory J.     Vice President
Buzzell,Paul F.        Asst. Vice President
Cabana,Susan D.        Vice President
Cartwright,Patricia A. Asst. Vice President
Casey,David M.         Vice President
Castle Jr.,James R.    Vice President
Chamieh,Mark           Vice President
Chapman,Frederick      Vice President
Chapman,Thomas E.      Vice President
Chase,Mary Claire      Vice President
Chrostowski,Louis F.   Senior Vice President
Church,Daniel J.       Vice President
Clark,Richard B.       Senior Vice President
Clermont,Mary          Asst. Vice President
Clinton,John C.        Asst. Vice President
Cohen,Jeff M.          Asst. Vice President
Collman,Kathleen M.    Sr Managing Director
Commane,Karen L.       Asst. Vice President
Coneeny,Mark L.        Senior Vice President
Connelly,Donald A.     Senior Vice President
Connolly,William T.    Managing Director
Cooper,John S.         Vice President
Corbett,Dennis         Vice President
Corvinus,F. Nicholas   Senior Vice President
Cotto,Stephen P        Asst. Vice President
Crane III,George H.    Senior Vice President
Cristo,Chad H.         Vice President
Curran,Peter J.        Senior Vice President
Dahill,Jessica E.      Vice President
Daly,Kenneth L.        Managing Director
Daylor,Donna M.        Vice President
Days,Nancy M.          Asst. Vice President
Deluse,Laura R.        Asst. Vice President
deMont,Lisa M.         Vice President
Diaz,Roger             Vice President
Dirstine,Michael T.    Asst. Vice President
DiStasio,Karen E.      Vice President
Divney,Kevin M.        Vice President
Dolan,Michael G.       Vice President
Donaldson,Scott M.     Vice President
Dougherty,Thomas       Vice President
Durbin,Emily J.        Vice President
Durkee,Christine       Asst. Vice President
Edlin,David B.         Managing Director
Elder,Michael D.       Vice President
Emhof,Joseph R.        Vice President
English,James M.       Senior Vice President
Esposito,Vincent       Managing Director
Favaloro,Beth A.       Vice President
Feldman,Susan H.       Senior Vice President
Fisher,C. Nancy        Managing Director
Fishman,Mitchell B.    Senior Vice President
Fiumara,Joseph C.      Vice President
Flaherty,Patricia C.   Senior Vice President
Fleisher,Kate          Vice President
Fleming,Ellen E.       Asst. Vice President
Foley,Timothy P.       Vice President
Frost,Karen T.         Senior Vice President
Gaudette,Marjorie B.   Vice President
Gibbs,Stephen C.       Vice President
Gindel,Caroline E.     Asst. Vice President
Goodfellow,Mark D.     Vice President
Goodman,Robert         Managing Director
Gould,Carol J.         Asst. Vice President
Grace,Anthony J.       Asst. Vice President
Grace,Linda K.         Vice President
Graviere,Patrice       Senior Vice President
Grey,Eric M.           Vice President
Grossberg,Jill         Asst. Vice President
Grove,Denise           Vice President
Gubala,Jeffrey P.      Vice President
Guerin,Donnalee        Asst. Vice President
Hachey,Andrew J        Asst. Vice President
Hall,Debra L.          Vice President
Halloran,James E.      Vice President
Halloran,Thomas W.     Senior Vice President
Hansen,Christine M.    Asst. Vice President
Harring,Linda          Senior Vice President
Harrington,Shannon W.  Vice President
Hartig,Robert          Vice President
Hartigan,Craig W.      Vice President
Hartley,Deborah M.     Asst. Vice President
Hayes-Castro,Deanna R. Vice President
Hedstrom,Gayle A.      Asst. Vice President
Heimanson,Susan M.     Senior Vice President
Holmes,Maureen A.      Asst. Vice President
Hooley,Daniel F Jr.    Asst. Vice President
Horwitz,Jonathan S.    Senior Vice President
Hotchkiss,Michael F.   Senior Vice President
Hoyt,Paula J.          Asst. Vice President
Hurley,William J.      Managing Director & CFO
Hutchins,Robert B.     Vice President
Iino,Yoshiro           Vice President
Jacobsen,Dwight D.     Managing Director
Kaminsky,Gregory C.    Vice President
Kapinos,Peter J.       Vice President
Keleher,Kevin J.       Asst. Vice President
Kelley,Brian J.        Vice President
Kelly,David            Vice President
Kelly,Robin F.         Asst. Vice President
Kennedy,Alicia C.      Asst. Vice President
Kinsman,Anne           Senior Vice President
Kirk,Deborah H.        Senior Vice President
Koontz,Jill A.         Senior Vice President
Kringdon,Joseph D.     Senior Vice President
Landers,Bruce M.       Vice President
Lane,Linda L.          Asst. Vice President
LaPierre,Christopher W Asst. Vice President
Lathrop,James D.       Senior Vice President
Lawlor,Stephanie T.    Asst. Vice President
Leary,Joan M.          Vice President
Ledbetter,Charles C.   Vice President
Leddy,Maura W.         Vice President
Leipsitz,Margaret      Asst. Vice President
Lemire,Kevin           Vice President
Levy,Eric S.           Senior Vice President
Levy,Norman S.         Vice President
Lewandowski Jr.,Edward Vice President
V.
Lewandowski,Edward V.  Senior Vice President
Li,Mei                 Asst. Vice President
Lieberman,Samuel L.    Vice President
Lifsitz,David M.       Vice President
Lilien,David R.        Vice President
Link,Christopher H.    Asst. Vice President
Linquata,Louis K.      Asst. Vice President
Litant,Lisa M.         Asst. Vice President
Lockwood,Maura A.      Senior Vice President
Loew,Christopher R.    Asst. Vice President
Lohr,Mark G.           Managing Director
Lomba,Rufino R.        Senior Vice President
Lucey,Robert F.        Director
Lucey,Thomas J.        Director
Lyons,Robert F.        Asst. Vice President
Macdonald,Richard A.   Senior Vice President
Maloof,Renee L.        Asst. Vice President
Mancini,Dana           Asst. Vice President
Mancini,Jane M.        Managing Director
Manning,George J.      Vice President
Manthorne,Heather M.   Asst. Vice President
Maravel,Alexi A.       Asst. Vice President
Maxwell,Scott M.       Managing Director
McAvoy,Bridget         Asst. Vice President
McCafferty,Karen A.    Vice President
McCarthy,Anne B.       Asst. Vice President
McConville,Paul D.     Senior Vice President
McCracken,Brian        Asst. Vice President
McCutcheon,Bruce A     Senior Vice President
McDermott,Robert J.    Vice President
McKenna,Mark J.        Senior Vice President
McNamara,Laura         Vice President
McNamee,Mary G.        Asst. Vice President
Meagher,Dorothy B.     Asst. Vice President
Mehta,Ashok            Vice President
Metelmann,Claye A.     Vice President
Michejda,Marek A.      Vice President
Miller,Bart D.         Senior Vice President
Miller,Gregory T.      Vice President
Miller,Jeffrey M.      Managing Director
Mills,Ronald K.        Vice President
Minsk,Judith           Asst. Vice President
Monaghan,Richard A.    Director
Monahan,Kimberly A.    Vice President
Moody,Paul R.          Vice President
Moret,Mitchell L.      Senior Vice President
Morey,John P.          Senior Vice President
Mosher,Barry L.        Asst. Vice President
Mullen,Donald E.       Senior Vice President
Munson,Brian D.        Vice President
Murphy Jr.,Kenneth W.  Asst. Vice President
Murphy,Paul G.         Vice President
Murray,Brendan R.      Vice President
Nadherny,Robert        Senior Vice President
Nagashima,Toshio       Managing Director
Nauen,Kimberly Page    Asst. Vice President
Neary,Ellen R.         Vice President
Nelson,Andrew E.       Vice President
Neutra,Colleen J.      Asst. Vice President
Newell,Amy Jane        Vice President
Nickodemus,John P.     Senior Vice President
Nickse,Gail A.         Asst. Vice President
Nicolazzo,Jon C.       Vice President
Nisbet,M. Julia        Asst. Vice President
O'Brien,Lois C.        Vice President
O'Connell,Gayle M.     Asst. Vice President
O'Connor,Brian P.      Vice President
Onofrio,Ellen          Asst. Vice President
Orr,Kevin              Vice President
Palmer,Patrick J.      Vice President
Pampliega,Carlos       Vice President
Panessa,Brian          Vice President
Papes,Scott A.         Vice President
Parker,Michael T.      Asst. Vice President
Patton,Robert J.       Vice President
Peters,Jeffrey F.      Managing Director
Petitti,Joseph P.      Vice President
Petralia,Randolph S.   Senior Vice President
Phoenix,John G.        Senior Vice President
Phoenix,Joseph         Senior Vice President
Pilibosian,George J.   Vice President
Plapinger,Keith        Senior Vice President
Powers,Brian S.        Asst. Vice President
Present,Howard B.      Senior Vice President
Puddle,David G.        Senior Vice President
Pulkrabek,Scott M.     Vice President
Putnam,George          Director
Reed,Nadine McQueen    Asst. Vice President
Riley,Megan G.         Asst. Vice President
Rodammer,Kris          Vice President
Rogers,Deborah A.      Vice President
Rowe,Robert B.         Vice President
Ryan,Carolyn M.        Asst. Vice President
Ryan,Deborah A.        Vice President
Ryan,William M.        Vice President
Saunders,Catherine A.  Senior Vice President
Saur,Karl W.           Vice President
Scanlon,Michael M.     Vice President
Schlosberg,Alan R.     Asst. Vice President
Schofield,Shannon D.   Vice President
Schultz,Mitchell D.    Managing Director
Scordato,Christine A.  Senior Vice President
Segers,Elizabeth R.    Senior Vice President
Selden,Denise D.       Senior Vice President
Shamburg,John B.       Vice President
Shanahan,Christopher   Vice President
W.
Sharpless,Kathy G.     Managing Director
Shelby,Robert          Vice President
Short,Jonathan D.      Senior Vice President
Siebold,Mark J.        Asst. Vice President
Siemon Jr.,Frank E.    Asst. Vice President
Silva,J. Paul          Vice President
Silver,Gordon H.       Sr Managing Director
Skistimas Jr,John J.   Vice President
Solan,Meenakshi        Asst. Vice President
Soule,Scott W.         Asst. Vice President
Spiegel,Steven         Sr Managing Director
Sprague,David L.       Vice President
Starishevsky,Daniel    Vice President
Starr,Loren M.         Managing Director
Statuta,Jason M.       Vice President
Steinberg,Lauren B.    Asst. Vice President
Stern,Derek A.         Asst. Vice President
Stickney,Paul R.       Senior Vice President
Strumpf,Casey          Senior Vice President
Sugimoto,Toshifumi     Senior Vice President
Sullivan,Brian L.      Senior Vice President
Sullivan,Donna G       Vice President
Sullivan,Elaine M.     Senior Vice President
Sullivan,Maryann       Asst. Vice President
Suzuki,Toshimi         Senior Vice President
Sweeney,Janet C.       Senior Vice President
Talanian,John C.       Managing Director
Tanner,B Iris          Vice President
Tavares,April M.       Asst. Vice President
Telling,John R.        Senior Vice President
Thorpe,Nicole J.       Asst. Vice President
Tibbetts,Richard B.    Managing Director
Tirado,Patrice M.      Vice President
Toner,Robert J.        Asst. Vice President
Troped Blacker,Bonnie  Senior Vice President
Trowbridge,Wendy S.    Asst. Vice President
Upham,Scott E.         Vice President
Walsh,Stephen R.       Vice President
Washburn,Andrew O.     Vice President
Waters,Mitchell J.     Vice President
Watt,Christopher C.    Vice President
Whalen,Brian           Vice President
Whalen,Edward F.       Senior Vice President
Whitaker,J. Greg       Vice President
White,J. Bennett       Vice President
Wolfson,Jane           Senior Vice President
Woodlock,Ronald J.     Asst. Vice President
Woolverton,William H.  Managing Director
Wright Jr.,Edmund F.   Asst. Vice President
Yan,Yanfang            Asst. Vice President
Young,Jason P.         Vice President
Zografos,Laura J.      Vice President
Zukowski,Virginia A.   Senior Vice President




ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Associate Clerk, Judith Cohen; Registrant's investment adviser, Putnam Investment Management, Inc.; Registrant's principal underwriter, Putnam Mutual Funds Corp.; Registrant's custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Associate Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

ITEM 29.  MANAGEMENT SERVICES

     None.

ITEM 30.  UNDERTAKINGS

     None.

NOTICE

     A copy of the Agreement and Declaration of Trust of Putnam Variable Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 16th day of November, 1999.

          PUTNAM VARIABLE TRUST

By: Gordon H. Silver, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of Putnam Variable
Trust has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE TITLE

George Putnam  President and Chairman of the Board; Principal
Executive Officer; Trustee

John D. Hughes Senior Vice President; Treasurer and Principal
Financial Officer

Paul G. Bucuvalas   Assistant Treasurer and Principal Accounting Officer

Jameson A. Baxter   Trustee

Hans H. Estin  Trustee

John A. Hill   Trustee

Ronald J. Jackson   Trustee

Paul L. Joskow Trustee

Elizabeth T. Kennan Trustee

Lawrence J. Lasser  Trustee

John H. Mullin, III Trustee

Robert E. Patterson Trustee

William F. Pounds   Trustee

George Putnam, III  Trustee

A.J.C. Smith   Trustee

W. Thomas Stephens  Trustee

W. Nicholas Thorndike    Trustee


By:  Gordon H. Silver,
     as Attorney-in-Fact
     November 16, 1999

EXHIBIT INDEX

4. Management Contract dated October 2, 1987, as supplemented March 2, 1990, as further supplemented February 27, 1992, July 9, 1993, April 5, 1994, June 2, 1994, April 7, 1995, July 13, 1995,
July 11, 1996, December 20, 1996, February 6, 1998, July 10, 1998,
March 4, 1999, July 1, 1999 and November 8, 1999 -- Exhibit 1.

9.   Opinion of Ropes & Gray, including consent -- Exhibit 2.